Exhibit 99.2

VEREIT

Quarterly Supplemental Information
Second Quarter 2015

PETSMART
GM Financial
Walgreens
PHARMACY
THE HOME DEPOT
FAMILY DOLLAR
CVS/pharmacy
LOWE'S

Disciplined. Transparent. Consistent.

www.VEREIT.com
2325 East Camelback Road, Suite 1100 :: Phoenix, Arizona 85016
©2015 VEREIT, Inc.

Q2 2015 SUPPLEMENTAL INFORMATION

VEREIT Supplemental Information
June 30, 2015

Q2 2015 SUPPLEMENTAL INFORMATION

About the Data

This data and other information described herein are as of and for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the management's discussion and analysis of financial condition and results of operations section contained in VEREIT's Annual Report on Form 10-K for the year ended December 31, 2014 and Quarterly Reports on Form 10-Q for the three months ended June 30, 2015, March 31, 2015 and September 30, 2014 and Form 10-Q/A for the three months ended June 30, 2014.

Forward-Looking Statements
Certain statements contained herein may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). VEREIT intends for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such statements include, in particular, statements about VEREIT's plans, strategies, and prospects and are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of VEREIT's performance in future periods. Such forward-looking statements can generally be identified by VEREIT's use of forward-looking terminology such as "may," "will," "would," "could," "should," "expect," "intend," "anticipate," "estimate," "believe," "continue," or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. VEREIT makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements contained herein, and does not intend, and undertakes no obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Factors and risks that could cause actual results to differ materially from expectations are disclosed from time to time in greater detail in VEREIT's filings with the U.S. Securities and Exchange Commission including, but not limited to, VEREIT's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and 10-Q/A, as well as its press releases.

Q2 2015 SUPPLEMENTAL INFORMATION

Company Overview (unaudited)

VEREIT, Inc. (the "Company," , "VEREIT", "us," "our" and "we") is a self-managed and self-administered real estate company, incorporated in Maryland on December 2, 2010, which has elected to be taxed, and currently qualifies as a real estate investment trust ("REIT") for U.S. federal income tax purposes. On September 6, 2011, the Company completed its initial public offering.

The Board of Directors authorized amendments to the Company’s Articles of Amendment and Restatement and the Certificate of Limited Partnership of the Company's operating partnership to effect name changes from American Realty Capital Properties, Inc. and ARC Properties Operating Partnership, L.P., to VEREIT, Inc. and VEREIT Operating Partnership, L.P., respectively, effective July 28, 2015. Effective July 31, 2015, VEREIT transferred the listing of its common and preferred stock to the New York Stock Exchange (the “NYSE”) from the NASDAQ Global Select Market . The common and preferred stock now trade under the trading symbols “VER” and “VER PRF”, respectively.

VEREIT is a full service real estate operating company that operates in two business segments, Real Estate Investment ("REI") and Cole Capital®, the Company's investment management segment ("Cole Capital"). Through our REI segment, we own and actively manage a diversified portfolio of retail, restaurant, office and industrial real estate assets primarily subject to long-term net leases with high credit quality tenants. We target properties that are strategically located and essential to the business operations of the tenant, as well as retail properties that offer necessity- and value-oriented products and/or services. At June 30, 2015, approximately 47.4% of our Annualized Rental Income was delivered from investment-grade tenants, our occupancy was 98.4% and our weighted-average lease term was 11.5 years. Cole Capital is contractually responsible for raising capital for, managing the affairs of and identifying and making acquisitions and investments on behalf of non-traded REITs and other real estate programs sponsored by Cole Capital (the "Managed Programs") on a day-to-day basis. We receive compensation and reimbursement for services relating to the Managed Programs' offerings and the investment, management, financing and disposition of their respective assets, as applicable. Cole Capital allows us to generate earnings without the corresponding need to invest capital in that business or incur balance sheet debt in order to fund or expand operations. Cole Capital also develops new REIT offerings and coordinates receipt of regulatory approvals from the SEC, the Financial Industry Regulatory Authority, Inc. and various jurisdictions for such offerings. At the appropriate time, Cole Capital recommends to each of the Managed Program's respective board of directors an approach for providing investors with liquidity.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 4

Q2 2015 SUPPLEMENTAL INFORMATION

Company Overview (cont.)

Senior Management	Board of Directors

Glenn J. Rufrano, Chief Executive Officer	Hugh R. Frater, Non-Executive Chairman

Michael J. Sodo, Executive Vice President, Chief Financial Officer and Treasurer	Thomas A. Andruskevich, Independent Director

Lauren R. Goldberg, Executive Vice President, General Counsel and Secretary	Bruce D. Frank, Independent Director

Paul H. McDowell, President, Office and Industrial Group	Mark S. Ordan, Independent Director

William C. Miller, Executive Vice President, Investment Management	Julie G. Richardson, Independent Director

Thomas W. Roberts, Executive Vice President, Real Estate	William G. Stanley, Independent Director

Gavin B. Brandon, Senior Vice President and Chief Accounting Officer	Glenn J. Rufrano, Chief Executive Officer

Corporate Offices and Contact Information

2325 E. Camelback Road, Suite 1100	5 Bryant Park, 23rd Floor
Phoenix, AZ 85016	New York, NY 10018
800-606-3610	212-413-9100
www.VEREIT.com

Trading Symbols: VER, VER PRF

Stock Exchange Listing: New York Stock Exchange

Transfer Agent
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
800-736-3001

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 5

Q2 2015 SUPPLEMENTAL INFORMATION

Financial Summary (unaudited, dollars in thousands, except per share amounts)

	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014
Consolidated Financial Results
Revenue	$393,721	$393,968	$418,807	$457,118	$382,178
Net loss	$(108,709)	$(30,693)	$(360,427)	$(288,047)	$(56,598)
Normalized EBITDA	$309,306	$315,161	$323,643	$358,301	$291,664
Funds from operations (FFO)	$193,951	$195,030	$(58,825)	$195,798	$156,967
FFO per diluted share	$0.21	$0.21	$(0.06)	$0.21	$0.18
Adjusted funds from operations (AFFO)	$202,338	$200,135	$205,459	$244,549	$185,934
AFFO per diluted share	$0.22	$0.22	$0.22	$0.26	$0.21
Dividends paid per common share	$—	$—	$0.25	$0.25	$0.25

Real Estate Investments
Revenue	$367,192	$366,474	$366,525	$397,321	$344,956
Net loss	$(108,267)	$(30,607)	$(82,458)	$(289,133)	$(46,124)
Normalized EBITDA	$303,331	$306,323	$309,791	$331,067	$283,527
FFO	$194,393	$195,116	$219,144	$194,712	$167,441
FFO per diluted share	$0.21	$0.21	$0.24	$0.21	$0.19
AFFO	$195,370	$195,073	$193,934	$214,991	$168,188
AFFO per diluted share	$0.21	$0.21	$0.21	$0.23	$0.19
Properties owned	4,645	4,647	4,648	4,714	3,966
Rentable square feet (in thousands)	101,836	102,133	103,149	113,801	106,800
Economic occupancy rate	98.4%	98.4%	99.3%	99.2%	98.8%
Weighted-average remaining lease term (years)	11.5	11.7	11.8	11.5	10.4
Investment-grade tenants (1)	47.4%	47.0%	46.9%	44.8%	49.0%

Cole Capital
Revenue	$26,529	$27,494	$52,282	$59,797	$37,222
Net (loss) income	$(442)	$(86)	$(277,969)	$1,086	$(10,474)
Normalized EBITDA	$5,975	$8,838	$13,853	$27,234	$8,137
FFO	$(442)	$(86)	$(277,969)	$1,086	$(10,474)
FFO per diluted share	$—	$—	$(0.30)	$—	$(0.01)
AFFO	$6,968	$5,062	$11,524	$29,558	$17,746
AFFO per diluted share	$0.01	$0.01	$0.01	$0.03	$0.02
Capital raised on behalf of Managed Programs, excluding DRIP	$58,205	$29,770	$128,282	$218,270	$113,241
Purchase price of property acquisitions on behalf of Managed Programs	$214,694	$225,814	$942,818	$1,111,900	$754,612
Gross Real Estate Investments (2)	$6,286,402	$6,084,979	$8,563,540	$7,705,703	$6,565,984
_______________________________________________
(1) Reflects the percent of our tenants, including parent companies of our tenants and lease guarantors, with a Standard and Poor's credit rating of BBB- or higher or a Moody's credit rating of Baa3 or higher. The weighted-average credit rating of our investment-grade tenants was BBB+ as of June 30, 2015.
(2) Cole Corporate Income Trust, Inc. ("CCIT") merged with Select Income REIT on January 29, 2015. Prior to the sale, Cole Capital had managed $2.7 billion of assets on behalf of CCIT. As such, June 30, 2015 and March 31, 2015 excludes CCIT's Gross Real Estate Investments.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 6

Q2 2015 SUPPLEMENTAL INFORMATION

Financial and Operations Statistics and Ratios (unaudited, dollars in thousands)

	Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Interest Coverage Ratio
Interest expense	$88,422	$91,658	$91,620	$97,333	$97,500
Normalized EBITDA	309,306	315,161	323,643	358,301	291,664
Interest coverage ratio	3.50x	3.44x	3.53x	3.68x	2.99x

Fixed Charge Coverage Ratio
Interest expense	$88,422	$91,658	$91,620	$97,333	$97,500
Secured debt principal amortization	8,520	10,999	8,993	6,938	6,789
Dividends attributable to preferred shares	17,973	17,973	17,973	36,282	22,016
Total fixed charges	114,915	120,630	118,586	140,553	126,305
Normalized EBITDA	309,306	315,161	323,643	358,301	291,664
Fixed charge coverage ratio	2.69x	2.61x	2.73x	2.55x	2.31x

	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Net Debt Ratios
Total Debt	$9,401,839	$10,333,173	$10,469,121	$11,551,644	$9,672,412
Less: cash and cash equivalents	121,651	788,739	416,711	145,310	195,529
Net Debt	9,280,188	9,544,434	10,052,410	11,406,334	9,476,883
Normalized EBITDA annualized	1,237,224	1,260,644	1,294,572	1,433,204	1,166,656
Net Debt to Normalized EBITDA annualized ratio	7.50x	7.57x	7.77x	7.96x	8.12x

Net Debt	$9,280,188	$9,544,434	$10,052,410	$11,406,334	$9,476,883
Gross Real Estate Investments	17,725,642	17,904,710	18,211,712	20,369,206	18,281,837
Net Debt leverage ratio	52.4%	53.3%	55.2%	56.0%	51.8%

Unencumbered Assets/Real Estate Assets
Unencumbered Gross Real Estate Investments	$11,360,689	$11,187,797	$11,570,474	$12,602,273	$10,374,329
Gross Real Estate Investments	17,725,642	17,904,710	18,211,712	20,369,206	18,281,837
Unencumbered asset ratio	64.1%	62.5%	63.5%	61.9%	56.7%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 7

Q2 2015 SUPPLEMENTAL INFORMATION

Key Balance Sheet Metrics and Capital Structure (unaudited, dollars and shares in thousands, except per share amounts)

Common equity	41.9%

Secured debt	19.8%

Corporate bonds	14.1%

Revolving credit facility	7.2%

Preferred equity	6.0%

Unsecured term loan	5.5%

Convertible term notes	5.5%

Fixed vs. Variable Rate Debt

Fixed	72.5%
Swapped to Fixed	13.7%
Variable	13.8%

VEREIT Capitalization Table
	Wtd. Avg. Maturity (Years)	Rate	June 30, 2015
Diluted shares and units outstanding			929,697
Stock price			$8.13
Implied Equity Market Capitalization			$7,558,437

Series F Perpetual Preferred		6.70%	1,070,853

Mortgage notes payable	6.8	4.95%	3,514,540
KBC secured term loan	2.5	5.81%	37,299
Total secured debt	6.8	4.96%	3,551,839

Unsecured term loan (swapped to fixed)	3.0	3.30%	1,000,000
Revolving credit facility	3.0	1.98%	1,300,000
Total unsecured credit facility	3.0	2.55%	2,300,000
3-year corporate bonds	1.6	2.00%	1,300,000
5-year corporate bonds	3.6	3.00%	750,000
5-year convertible term notes	3.1	3.00%	597,500
7-year convertible term notes	5.5	3.75%	402,500
10-year corporate bonds	8.6	4.60%	500,000
Total unsecured debt	3.4	2.79%	5,850,000

Total Debt	4.7	3.61%	9,401,839

Total Capitalization			$18,031,129
Less: Cash and cash equivalents			121,651
Enterprise Value			$17,909,478

Net Debt/Enterprise Value			51.8%
Net Debt/Normalized EBITDA Annualized			7.50x
Net Debt + Preferred/Normalized EBITDA Annualized			8.37	x
Fixed Charge Coverage			2.69x
Liquidity (1)			$1,421,651
_____________________________________
(1) Liquidity represents cash and cash equivalents of $121.7 million and $1.3 billion available capacity on credit facility. Subsequent to June 30, 2015, the Company amended the credit agreement and reduced the maximum capacity on the credit facility by $0.3 million.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 8

Q2 2015 SUPPLEMENTAL INFORMATION

Business Model (unaudited)

VEREIT

A full-service real estate operating company with investment management capability.

$19.2 Billion

Book Value Total Assets

Retail (1)
2,109 Properties

Restaurants (1)
2,170 Properties

Industrial & Distribution (1)
174 Properties

Office (1)
168 Properties

COLE CAPITAL®

Cole Capital is a combination of Cole Capital distribution and Cole Capital investment management. Cole Capital investment management is a shared resource model with VEREIT.

$6.3 Billion

Assets Under Management(2)

Open Funds
CCPT V · CCIT II · Income NAV

Closed Funds
CCPT IV · TIC & DST

(1) Not represented are the 24 properties that consist of billboards, construction in progress and parking lots.
(2) Excludes CCIT, as it merged with Select Income REIT on January 29, 2015.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 9

Q2 2015 SUPPLEMENTAL INFORMATION

Consolidated Balance Sheets (unaudited, in thousands, except per share data)

	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Assets
Real estate investments, at cost:
Land	$3,351,303	$3,434,414	$3,472,298	$3,487,824	$3,343,235
Buildings, fixtures and improvements	11,779,450	12,081,061	12,307,758	12,355,029	12,420,626
Land and construction in progress	83,104	83,284	77,450	86,973	62,594
Intangible lease assets	2,339,273	2,386,904	2,435,054	2,424,076	2,227,393
Total real estate investments, at cost	17,553,130	17,985,663	18,292,560	18,353,902	18,053,848
Less: accumulated depreciation and amortization	1,401,843	1,238,320	1,034,122	828,624	660,617
Total real estate investments, net	16,151,287	16,747,343	17,258,438	17,525,278	17,393,231
Investment in unconsolidated entities	94,502	95,390	98,053	100,762	102,047
Investment in direct financing leases, net	49,801	54,822	56,076	57,441	62,094
Investment securities, at fair value	55,802	56,493	58,646	59,131	219,204
Loans held for investment, net	40,598	41,357	42,106	96,981	97,587
Cash and cash equivalents	121,651	788,739	416,711	145,310	195,529
Restricted cash	53,336	64,578	62,651	72,754	69,544
Intangible assets, net	135,340	142,851	150,359	323,332	347,618
Deferred costs and other assets, net	403,606	400,884	389,922	446,606	418,199
Goodwill	1,847,295	1,871,114	1,894,794	2,096,450	2,293,020
Due from affiliates	53,456	58,457	86,122	55,666	73,686
Assets held for sale	242,701	—	1,261	1,887,872	38,737
Total assets	$19,249,375	$20,322,028	$20,515,139	$22,867,583	$21,310,496

Liabilities and Equity
Mortgage notes payable and other debt, net	$3,500,144	$3,672,496	$3,805,761	$3,830,994	$4,373,652
Corporate bonds, net	2,546,864	2,546,701	2,546,499	2,546,294	2,546,089
Convertible debt, net	979,852	978,769	977,521	976,251	975,003
Credit facility	2,300,000	3,184,000	3,184,000	4,259,000	1,896,000
Below-market lease liabilities, net	298,102	304,754	317,838	318,494	281,954
Accounts payable and accrued expenses	168,877	160,129	163,025	180,338	174,942
Deferred rent, derivative and other liabilities	122,999	139,241	127,611	195,256	223,419
Distributions payable	9,938	9,959	9,995	9,927	10,779
Due to affiliates	268	547	559	2,757	3,184
Mortgage notes payable associated with assets held for sale	118,493	—	—	545,382	—
Total liabilities	10,045,537	10,996,596	11,132,809	12,864,693	10,485,022
Series D preferred stock	—	—	—	—	269,299
Series F preferred stock	428	428	428	428	427
Common stock	9,051	9,051	9,055	9,080	9,079
Additional paid-in capital	11,924,547	11,919,358	11,920,253	11,905,338	11,901,675
Accumulated other comprehensive (loss) income	(1,928)	(4,136)	2,728	8,600	7,058
Accumulated deficit	(2,951,019)	(2,826,524)	(2,778,576)	(2,182,731)	(1,639,208)
Total stockholders' equity	8,981,079	9,098,177	9,153,888	9,740,715	10,279,031
Non-controlling interests	222,759	227,255	228,442	262,175	277,144
Total equity	9,203,838	9,325,432	9,382,330	10,002,890	10,556,175
Total liabilities and equity	$19,249,375	$20,322,028	$20,515,139	$22,867,583	$21,310,496

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 10

Q2 2015 SUPPLEMENTAL INFORMATION

Consolidated Statements of Operations (unaudited, in thousands, except per share data)

	Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Revenues:
Rental income	$341,183	$342,759	$346,928	$365,712	$314,519
Direct financing lease income	697	741	791	625	1,181
Operating expense reimbursements	25,312	22,974	18,806	30,984	29,256
Cole Capital revenue	26,529	27,494	52,282	59,797	37,222
Total revenues	393,721	393,968	418,807	457,118	382,178
Operating expenses:
Cole Capital reallowed fees and commissions	3,710	2,031	9,326	15,398	7,068
Acquisition related	1,563	2,182	4,215	13,998	7,201
Merger and other non-routine transactions	16,864	16,423	25,162	7,632	7,422
Property operating	32,598	30,999	27,723	40,977	39,286
General and administrative	33,958	33,106	44,622	30,213	37,224
Depreciation and amortization	217,513	219,141	226,272	265,150	250,739
Impairments	85,341	—	406,136	2,299	1,556
Total operating expenses	391,547	303,882	743,456	375,667	350,496
Operating income (loss)	2,174	90,086	(324,649)	81,451	31,682
Other (expense) income:
Interest expense, net	(90,572)	(95,699)	(126,157)	(101,643)	(103,897)
Extinguishment of debt, net	—	429	(605)	(5,396)	(6,469)
Other income, net	5,302	8,961	65,848	8,687	4,442
Gain (loss) on derivative instruments, net	311	(1,028)	(172)	(17,484)	14,207
Gain on sale of investments	—	—	—	6,357	—
Total other expenses, net	(84,959)	(87,337)	(61,086)	(109,479)	(91,717)
Loss before income and franchise taxes and loss on disposition of real estate and held for sale assets	(82,785)	2,749	(385,735)	(28,028)	(60,035)
Loss on disposition of real estate and held for sale assets, net	(24,674)	(31,368)	(1,263)	(256,894)	(1,269)
Loss before income and franchise taxes	(107,459)	(28,619)	(386,998)	(284,922)	(61,304)
(Provision for) benefit from income and franchise taxes	(1,250)	(2,074)	26,571	(3,125)	4,706
Net loss	(108,709)	(30,693)	(360,427)	(288,047)	(56,598)
Net loss attributable to non-controlling interests	2,187	723	9,804	7,649	1,878
Net loss attributable to the Company	$(106,522)	$(29,970)	$(350,623)	$(280,398)	$(54,720)

Basic and diluted net loss per share attributable to common stockholders	$(0.14)	$(0.05)	$(0.41)	$(0.35)	$(0.10)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 11

Q2 2015 SUPPLEMENTAL INFORMATION

Consolidated FFO and AFFO (unaudited, in thousands, except share and per share data)

	Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Net loss	$(108,709)	$(30,693)	$(360,427)	$(288,047)	$(56,598)
Dividends on non-convertible preferred stock	(17,973)	(17,973)	(17,973)	(17,974)	(17,773)
Loss on disposition of real estate and held for sale assets, net	24,674	31,368	1,263	256,894	1,269
Depreciation and amortization of real estate assets	209,132	210,770	219,080	240,046	225,940
Impairment of real estate assets	85,341	—	96,692	2,299	1,556
Proportionate share of adjustments for unconsolidated entities	1,486	1,558	2,540	2,580	2,573
FFO	$193,951	$195,030	$(58,825)	$195,798	$156,967

Acquisition related	1,563	2,182	4,215	13,998	7,201
Merger and other non-routine transactions	16,864	16,423	25,162	7,632	7,422
Impairment of intangible assets	—	—	309,444	—	—
Legal settlements and insurance proceeds	—	(1,250)	(60,720)	(3,275)	—
Loss (gain) on sale and unrealized gains of investment securities	172	(233)	—	(6,357)	—
(Gain) loss on derivative instruments, net	(311)	1,028	172	17,484	(14,207)
Amortization of premiums and discounts on debt and investments, net	(5,298)	(3,858)	11,461	(8,106)	(4,606)
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,064	1,007	1,475	1,934	2,103
Net direct financing lease adjustments	491	495	448	620	137
Amortization and write-off of deferred financing costs	7,428	7,929	23,475	12,486	10,985
Amortization of management contracts	7,510	7,510	6,233	24,288	24,024
Deferred tax benefit(1)	(3,874)	(3,972)	(33,324)	—	—
Extinguishment of debt and forgiveness of debt, net	—	(5,302)	605	5,396	6,469
Straight-line rent	(23,997)	(19,107)	(25,367)	(24,871)	(17,413)
Equity-based compensation expense, net of forfeiture(2)	5,355	818	(980)	5,541	5,690
Other amortization and non-cash charges	766	753	895	713	698
Proportionate share of adjustments for unconsolidated entities	654	682	1,090	1,268	464
AFFO	$202,338	$200,135	$205,459	$244,549	$185,934

Weighted-average shares outstanding - basic	903,339,143	902,996,270	902,528,136	902,096,102	815,406,408
Effect of dilutive securities (3)	26,348,273	26,157,663	29,629,740	44,970,255	52,613,117
Weighted-average shares outstanding - diluted(4)	929,687,416	929,153,933	932,157,876	947,066,357	868,019,525

FFO per diluted share	$0.21	$0.21	$(0.06)	$0.21	$0.18
AFFO per diluted share	$0.22	$0.22	$0.22	$0.26	$0.21
_______________________________________
(1) This adjustment represents the non-current portion of the provision or benefit in order to show only the current portion of the benefit as an impact to AFFO.
(2) During the three months ended December 31, 2014, the Company reversed certain equity-based compensation amounts previously recorded due to the resignation of certain executives.
(3) Dilutive securities include limited partnership interests in our operating partnership, unvested restricted shares, certain unvested restricted stock units and convertible preferred stock, as applicable.
(4) Weighted-average shares for all periods presented exclude the effect of the convertible debt as the strike price of each convertible debt instrument is greater than the price of the Company’s common stock as of the end of each reporting period presented. In addition, for the three and six months ended June 30, 2015, 1.4 million shares underlying restricted stock units that are contingently issuable have been excluded based on the Company’s level of achievement of certain performance targets through June 30, 2015.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 12

Q2 2015 SUPPLEMENTAL INFORMATION

Consolidated EBITDA and Normalized EBITDA (unaudited, in thousands)

	Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Net loss	$(108,709)	$(30,693)	$(360,427)	$(288,047)	$(56,598)
Adjustments:
Interest expense	90,572	95,699	126,157	101,643	103,897
Depreciation and amortization	217,513	219,141	226,272	265,150	250,739
Provision for (benefit from) income and franchise taxes	1,250	2,074	(26,571)	3,125	(4,706)
Proportionate share of adjustments for unconsolidated entities	2,415	2,661	3,402	3,433	3,453
EBITDA	$203,041	$288,882	$(31,167)	$85,304	$296,785
Management adjustments:
Loss on held for sale assets and disposition of real estate, net	24,674	31,368	1,263	256,894	1,269
Impairments	85,341	—	406,136	2,299	1,556
Acquisition related	1,563	2,182	4,215	13,998	7,201
Merger and other non-routine transactions	16,864	16,423	25,162	7,632	7,422
Loss (gain) on sale and unrealized gains of investment securities	172	(233)	—	(6,357)	—
(Gain) loss on derivative instruments, net	(311)	1,028	172	17,484	(14,207)
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,064	1,007	1,475	1,934	2,103
(Gain) loss on early extinguishment of debt and forgiveness of debt, net	—	(5,302)	605	5,396	6,469
Net direct financing lease adjustments	491	495	448	620	137
Straight-line rent	(23,997)	(19,107)	(25,367)	(24,871)	(17,413)
Legal settlement and insurance proceeds	—	(1,250)	(60,720)	(3,275)	—
Other amortization and non-cash charges	(125)	(78)	335	(33)	(95)
Proportionate share of adjustments for unconsolidated entities	529	(254)	1,086	1,276	437
Normalized EBITDA	$309,306	$315,161	$323,643	$358,301	$291,664

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 13

Real Estate Investments

Walmart
Pizza Hut
TACO BELL
FedEx
FedEx Freight
THE HOME DEPOT
CALIFORNIA'S HOME IMPROVEMENT WAREHOUSE
PETSMART
maurices
T.J.maxx

VEREIT

Quarterly Supplemental Information
Second Quarter 2015

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 14

Q2 2015 SUPPLEMENTAL INFORMATION

Statements of Operations - REI Segment (unaudited, in thousands)

	Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Revenues:
Rental income	$341,183	$342,759	$346,928	$365,712	$314,519
Direct financing lease income	697	741	791	625	1,181
Operating expense reimbursements	25,312	22,974	18,806	30,984	29,256
Total real estate investment revenues	367,192	366,474	366,525	397,321	344,956
Operating expenses:
Acquisition related	1,563	1,723	853	13,998	7,201
Merger and other non-routine transactions	16,864	16,423	25,139	7,613	5,999
Property operating	32,598	30,999	27,723	40,977	39,286
General and administrative	16,827	15,370	13,586	12,948	15,189
Depreciation and amortization	209,122	210,788	219,222	240,073	225,965
Impairment of real estate	85,341	—	96,692	2,299	1,556
Total operating expenses	362,315	275,303	383,215	317,908	295,196
Operating income (loss)	4,877	91,171	(16,690)	79,413	49,760
Other (expense) income:
Interest expense, net	(90,572)	(95,699)	(126,157)	(101,643)	(103,897)
Extinguishment of debt, net	—	429	(605)	(5,396)	(6,469)
Other income, net	4,910	7,742	63,837	8,508	4,332
(Loss) gain on derivative instruments, net	311	(1,028)	(172)	(17,484)	14,207
Gain on sale of investments	—	—	—	6,357	—
Total other expenses, net	(85,351)	(88,556)	(63,097)	(109,658)	(91,827)
Loss before income and franchise taxes and loss on disposition of real estate and held for sale assets	(80,474)	2,615	(79,787)	(30,245)	(42,067)
Loss on disposition of real estate and held for sale assets, net	(24,674)	(31,368)	(1,263)	(256,894)	(1,269)
Loss before income and franchise taxes	(105,148)	(28,753)	(81,050)	(287,139)	(43,336)
Provision for income and franchise taxes	(3,119)	(1,854)	(1,408)	(1,994)	(2,788)
Net loss	$(108,267)	$(30,607)	$(82,458)	$(289,133)	$(46,124)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 15

Q2 2015 SUPPLEMENTAL INFORMATION

FFO and AFFO - REI Segment (unaudited, in thousands, except share and per share data)

	Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Net loss	$(108,267)	$(30,607)	$(82,458)	$(289,133)	$(46,124)
Dividends on non-convertible preferred stock	(17,973)	(17,973)	(17,973)	(17,974)	(17,773)
Loss on disposition of real estate and held for sale assets, net	24,674	31,368	1,263	256,894	1,269
Depreciation and amortization of real estate assets	209,132	210,770	219,080	240,046	225,940
Impairment of real estate	85,341	—	96,692	2,299	1,556
Proportionate share of adjustments for unconsolidated entities	1,486	1,558	2,540	2,580	2,573
FFO	$194,393	$195,116	$219,144	$194,712	$167,441

Acquisition related	1,563	1,723	853	13,998	7,201
Merger and other non-routine transactions	16,864	16,423	25,139	7,613	5,999
Legal settlement and insurance proceeds	—	(1,250)	(60,720)	(3,275)	—
Loss (gain) on sale and unrealized gains of investment securities	172	(233)	—	(6,357)	—
Loss (gain) on derivative instruments, net	(311)	1,028	172	17,484	(14,207)
Amortization of premiums and discounts on debt and investments, net	(5,298)	(3,858)	11,461	(8,106)	(4,606)
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,064	1,007	1,475	1,934	2,103
Net direct financing lease adjustments	491	495	448	620	137
Amortization and write-off of deferred financing costs	7,428	7,929	23,475	12,486	10,985
Extinguishment of debt and forgiveness of debt, net	—	(5,302)	605	5,396	6,469
Straight-line rent	(23,997)	(19,107)	(25,367)	(24,871)	(17,413)
Equity-based compensation expense, net of forfeitures (1)	2,357	402	(3,997)	2,086	3,575
Other amortization and non-cash charges	(10)	18	156	3	40
Proportionate share of adjustments for unconsolidated entities	654	682	1,090	1,268	464
AFFO	$195,370	$195,073	$193,934	$214,991	$168,188

Weighted-average shares outstanding - basic	903,339,143	902,996,270	902,528,136	902,096,102	815,406,408
Effect of dilutive securities (2)	26,348,273	26,157,663	29,629,740	44,970,255	52,613,117
Weighted-average shares outstanding - diluted (3)	929,687,416	929,153,933	932,157,876	947,066,357	868,019,525

FFO per diluted share	$0.21	$0.21	$0.24	$0.21	$0.19
AFFO per diluted share	$0.21	$0.21	$0.21	$0.23	$0.19
_________________________________
(1) During the three months ended December 31, 2014, the Company reversed certain equity-based compensation amounts previously recorded due to the resignation of certain executives.
(2) Dilutive securities include limited partnership interests in our operating partnership, unvested restricted shares, certain unvested restricted stock units and convertible preferred stock, as applicable.
(3) Weighted-average shares for all periods presented exclude the effect of the convertible debt as the strike price of each convertible debt instrument is greater than the price of the Company’s common stock as of the end of each reporting period presented. In addition, for the three and six months ended June 30, 2015, 1.4 million shares underlying restricted stock units that are contingently issuable have been excluded based on the Company’s level of achievement of certain performance targets through June 30, 2015.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 16

Q2 2015 SUPPLEMENTAL INFORMATION

EBITDA and Normalized EBITDA - REI Segment (unaudited, in thousands)

	Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Net loss	$(108,267)	$(30,607)	$(82,458)	$(289,133)	$(46,124)
Adjustments:
Interest expense	90,572	95,699	126,157	101,643	103,897
Depreciation and amortization	209,122	210,788	219,222	240,073	225,965
Provision for income and franchise taxes	3,119	1,854	1,408	1,994	2,788
Proportionate share of adjustments for unconsolidated entities	2,415	2,661	3,402	3,433	3,453
EBITDA	$196,961	$280,395	$267,731	$58,010	$289,979
Management adjustments:
Loss on held for sale assets and disposition of real estate, net	24,674	31,368	1,263	256,894	1,269
Impairments	85,341	—	96,692	2,299	1,556
Acquisition related	1,563	1,723	853	13,998	7,201
Merger and other non-routine transactions	16,864	16,423	25,139	7,613	5,999
Loss (gain) on sale and unrealized gains of investment securities	172	(233)	—	(6,357)	—
(Gain) loss on derivative instruments, net	(311)	1,028	172	17,484	(14,207)
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,064	1,007	1,475	1,934	2,103
(Gain) loss on early extinguishment of debt and forgiveness of debt, net	—	(5,302)	605	5,396	6,469
Net direct financing lease adjustments	491	495	448	620	137
Straight-line rent	(23,997)	(19,107)	(25,367)	(24,871)	(17,413)
Legal settlement and insurance proceeds	—	(1,250)	(60,720)	(3,275)	—
Other amortization and non-cash charges	(20)	30	414	46	(3)
Proportionate share of adjustments for unconsolidated entities	529	(254)	1,086	1,276	437
Normalized EBITDA	$303,331	$306,323	$309,791	$331,067	$283,527
See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 17

Q2 2015 SUPPLEMENTAL INFORMATION

Net Operating Income - REI Segment (unaudited, dollars in thousands)

REI Segment NOI and Cash NOI

	Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Rental income - as reported(1)	$341,183	$342,759	$346,928	$365,712	$314,519
Direct financing lease income - as reported	697	741	791	625	1,181
Operating expense reimbursements - as reported	25,312	22,974	18,806	30,984	29,256
Property operating expense - as reported	(32,598)	(30,999)	(27,723)	(40,977)	(39,286)
NOI	334,594	335,475	338,802	356,344	305,670
Adjustments:
Straight line rent	(23,997)	(19,107)	(25,367)	(24,871)	(17,413)
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,064	1,007	1,475	1,934	2,103
Net direct financing lease adjustments	491	495	448	620	137
Cash NOI	$312,152	$317,870	$315,358	$334,027	$290,497
_____________________________________
(1) Rental income includes percentage rent of $2.1 million, $2.6 million, $1.6 million, $1.9 million, and $2.7 million for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, respectively.

Normalized Cash NOI

Three Months Ended
June 30, 2015
Cash NOI	$312,152
Adjustments for intra-quarter acquisitions and dispositions	(1,079)
Normalized Cash NOI(1)	$311,073
_____________________________________
(1) For properties acquired or build-to-suits completed during the three months ended June 30, 2015, the adjustments for intra-quarter acquisitions and dispositions replaces Cash NOI for the partial period with an amount estimated to be equivalent to Cash NOI for the full period. For properties disposed of during the three months ended June 30, 2015, the adjustment eliminates Cash NOI for the period.

Cash NOI by Property Type

	Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Properties owned	4,645	4,647	4,648	4,714	3,966

Single-tenant retail	$105,714	$110,742	$105,910	$103,149	$96,338
Multi-tenant retail	5,902	5,662	10,810	37,118	37,889
Restaurant	82,568	81,583	80,557	73,189	48,045
Industrial and distribution	47,508	48,230	47,580	46,845	42,842
Office	70,341	71,574	70,485	73,118	65,189
Other(1)	119	79	16	608	194
Total	$312,152	$317,870	$315,358	$334,027	$290,497
_______________________________________________
(1) Other includes billboards and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 18

Q2 2015 SUPPLEMENTAL INFORMATION

Same Store Contract Rental Revenue (unaudited, dollars in thousands)

The Company reviews the stabilized operating results from properties that were refer to as "same store." In determining the same store property pool, we include all properties that were owned for the entirety of both the current and prior reporting periods, except for properties during the current or prior year that were under development or redevelopment or had revenues that were reserved for in accordance with GAAP. The following tables show the Company's same store portfolio statistics, which included 3,597(1) properties, with 82.6 million aggregate square feet, acquired prior to April 1, 2014 and owned through June 30, 2015:

	Quarter Ended June 30,		Increase/(Decrease)
	2015	2014	$ Change	% Change
Contract Rental Revenue	$248,558	$245,693	$2,865	1.2%
Economic occupancy rate	98.2%	98.5%	NA	NA

		Contract Rental Revenue
	Number of	Quarter Ended June 30,		Increase/(Decrease)
	Properties	2015	2014	$ Change	% Change
Single-tenant retail	1,779	$93,390	$92,330	$1,060	1.1%
Multi-tenant retail	19	5,814	5,762	52	0.9%
Restaurant	1,551	46,646	46,652	(6)	—%
Industrial and Distribution	101	38,968	39,357	(389)	(1.0)%
Office	141	63,710	61,562	2,148	3.5%
Other(2)	6	30	30	—	—%
Total	3,597	$248,558	$245,693	$2,865	1.2%
_______________________________________________
(1) Built-to-suit and expansion properties are included in the same store population if the placed in service date was prior to June 1, 2014.
(2) Other properties includes billboards and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 19

Q2 2015 SUPPLEMENTAL INFORMATION

Same Store Contract Rental Revenue

The following graphs compare the Company's same store Contract Rental Revenue composition to the Company's total portfolio, based on Annualized Rental Income.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 20

Q2 2015 SUPPLEMENTAL INFORMATION

Debt and Preferred Equity Summary (unaudited, dollars in thousands)

Principal Payments Due	Total	Remaining2015	2016	2017	2018	2019	Thereafter
Mortgage notes payable	$3,514,540	$11,524	$252,235	$457,932	$220,184	$296,006	$2,276,659
Unsecured credit facility	2,300,000	—	—	—	2,300,000	—	—
Corporate bonds	2,550,000	—	—	1,300,000	—	750,000	500,000
Convertible debt	1,000,000	—	—	—	597,500	—	402,500
Other debt	37,299	3,836	12,516	7,680	13,267	—	—
Total	$9,401,839	$15,360	$264,751	$1,765,612	$3,130,951	$1,046,006	$3,179,159

Debt Type	Percentage of Total Debt	Weighted-Average Effective Interest Rate	Weighted-Average Years to Maturity
Mortgage notes payable	37.4%	4.95%	6.8
Unsecured credit facility	24.5%	2.55%	3.0
Corporate bonds	27.1%	2.80%	3.6
Convertible debt	10.6%	3.30%	4.0
Other debt	0.4%	5.81%	2.5
Total	100.0%	3.61%	4.7

Debt Type	Percentage of Total Debt	Weighted-Average Effective Interest Rate	Weighted-Average Years to Maturity
Total unsecured debt	62.2%	2.79%	3.4
Total secured debt	37.8%	4.96%	6.8
Total	100.0%	3.61%	4.7

Total fixed rate debt (1)	86.2%	3.86%	5.0
Total floating rate debt	13.8%	2.04%	3.0
Total	100.0%	3.61%	4.7

Preferred Equity	Amount Outstanding	Percent of Total Preferred Equity	Dividend Rate
Series F preferred stock	$1,070,853	100.00%	6.7%
_______________________________________________
(1) Includes $1.3 billion of variable-rate debt fixed by way of interest rate swap agreement.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 21

Q2 2015 SUPPLEMENTAL INFORMATION

Debt and Preferred Equity Summary (cont.) (unaudited, dollars in thousands)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 22

Q2 2015 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (unaudited, dollars in thousands)

Lender	Maturity	Outstanding Balance as of June 30, 2015	Coupon Rate		Effective Rate (1)	Payment Terms (2)
Cantor Commercial Real Estate Lending, L.P.	1/6/2024	$465,000	4.97%		4.97%	I/O
Wells Fargo Bank, National Association	8/10/2036	277,403	4.16%		4.16%	P&I
Cantor Commercial Real Estate Lending, L.P.	1/6/2024	155,000	4.97%		4.97%	I/O
Wells Fargo Bank, National Association	1/1/2018	133,025	5.61%		5.61%	I/O through 02/01/2016, then P&I
The Royal Bank of Scotland Plc	5/1/2023	124,300	3.84%		3.84%	I/O
JPMorgan Chase Bank, N.A.	9/1/2020	102,999	5.55%		5.55%	P&I
Bank of America, N.A.	1/1/2017	94,884	6.30%		6.30%	I/O
Wells Fargo Bank, National Association	3/1/2023	74,250	4.23%		4.23%	I/O
Wells Fargo Bank, National Association	7/1/2022	68,110	4.54%		4.54%	I/O
Wells Fargo Bank, National Association	1/1/2023	66,000	4.24%		4.24%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	6/6/2020	63,600	5.73%		5.73%	I/O through 07/06/2015, then P&I
Wells Fargo Bank, National Association	5/1/2021	60,450	5.54%		5.54%	I/O
PNC Bank, National Association	1/1/2019	59,500	4.10%		4.10%	I/O
New York State Teachers' Retirement System	3/1/2019	55,000	4.41%		4.41%	I/O
Citigroup Global Markets Realty Corp	5/6/2022	54,300	6.05%		6.05%	I/O
Bank of America, N.A.	1/1/2017	51,836	5.90%		5.90%	I/O
Capital One, N.A.	11/20/2019	51,400	1mo. Libor + 1.95%		5.22%	I/O through 11/01/2017, then P&I
American General Life Insurance Company	11/1/2021	51,250	5.25%	(3)	5.25%	I/O
US Bank National Association	11/11/2029	50,912	7.23%		7.23%	I/O
Wells Fargo Bank, National Association	2/1/2017	48,500	1mo. Libor + 2.47%	(3)	3.75%	I/O
JPMorgan Chase Bank, N.A.	5/1/2021	46,910	5.53%		5.53%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	5/6/2021	46,670	5.92%		5.92%	I/O
US Bank National Association	7/11/2016	43,700	6.03%		6.03%	I/O
People's United Bank	4/1/2021	42,500	5.55%		5.55%	I/O through 05/01/2016, then P&I
JPMorgan Chase Bank, N.A.	6/1/2020	41,610	5.71%		5.71%	I/O through 07/01/2015, then P&I
Wells Fargo Bank, National Association	6/1/2022	41,000	4.73%		4.73%	I/O
Morgan Stanley Mortgage Capital Holdings LLC	1/1/2023	40,800	4.46%		4.46%	I/O
JPMorgan Chase Bank, N.A.	11/1/2019	38,500	4.10%		4.10%	I/O
JPMorgan Chase Bank, N.A.	11/1/2017	38,315	6.34%		6.34%	I/O
LaSalle Bank National Association	1/1/2016	38,051	10.68%	(4)	10.68%	P&I
Wells Fargo Bank, National Association	3/1/2017	36,600	1mo. Libor + 2.50%		3.76%	I/O
The Royal Bank of Scotland Plc	1/1/2021	34,000	5.48%	(3)	5.48%	I/O
Goldman Sachs Mortgage Company	12/6/2020	31,500	5.25%		5.25%	I/O
Oritani Bank	5/1/2024	30,050	3.25%		3.25%	I/O through 05/01/2019, then P&I
Goldman Sachs Mortgage Company	12/6/2020	30,000	5.25%	(3)	5.25%	I/O
BOKF, NA dba Bank of Oklahoma	7/29/2018	29,579	1mo. Libor + 2.75%		4.10%	I/O
Jackson National Life Insurance Company	10/1/2021	29,450	4.25%		4.25%	I/O through 11/01/2018, then P&I
German American Capital Corporation	10/6/2022	29,160	4.48%		4.48%	I/O

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 23

Q2 2015 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (cont.) (unaudited, dollars in thousands)

Lender	Maturity	Outstanding Balance as of June 30, 2015	Coupon Rate		Effective Rate (1)	Payment Terms (2)
LaSalle Bank National Association	1/1/2016	$28,552	5.69%		5.69%	I/O through 02/01/2015, then P&I
PNC Bank, National Association	9/1/2022	28,539	4.00%		4.00%	P&I
German American Capital Corporation	10/6/2022	28,440	4.48%		4.48%	I/O
BOKF, NA dba Bank of Texas	7/31/2017	28,350	1mo. Libor + 2.20%		3.28%	I/O
PNC Bank, National Association	6/1/2022	27,750	4.22%	(3)	4.22%	I/O
GS Commercial Real Estate LP	8/6/2019	27,725	4.73%		4.73%	I/O
Jackson National Life Insurance Company	7/1/2019	27,200	3.10%		3.10%	I/O
LaSalle Bank National Association	1/1/2017	25,620	5.81%		5.81%	I/O
Bank of America, N.A.	9/1/2017	24,624	5.28%		5.28%	P&I
John Hancock Life Insurance Company	10/1/2022	22,500	4.04%		4.04%	I/O
BOKF, NA dba Bank of Texas	12/31/2018	21,766	1mo. Libor + 1.80%		3.57%	I/O
German American Capital Corp	6/6/2022	19,710	4.60%	(3)	4.60%	P&I
Aviva Life and Annuity Company	7/1/2021	19,600	5.02%		5.02%	I/O through 08/01/2019, then P&I
The Variable Annuity Life Insurance Company	1/1/2023	19,525	4.00%		4.00%	I/O
Morgan Stanley Mortgage Capital Holdings LLC	5/10/2021	19,513	5.67%		5.67%	I/O
Oritani Bank	5/1/2024	18,889	3.25%		3.25%	I/O through 05/01/2019, then P&I
The Royal Bank of Scotland Plc	3/1/2021	18,100	5.88%		5.88%	I/O
US Bank National Association	12/11/2016	17,500	5.55%		5.55%	I/O
BOKF, NA dba Bank of Texas	7/31/2017	16,555	1mo. Libor + 2.20%		3.28%	I/O
JPMorgan Chase Bank, National Association	5/1/2021	16,422	5.54%		5.54%	P&I
US Bank National Association	1/11/2017	16,200	5.48%	(3)	5.48%	I/O
Wachovia Bank, National Association	12/11/2016	16,043	5.63%		5.63%	I/O
Oritani Bank	1/1/2023	15,000	3.75%		3.75%	I/O through 01/01/2018, then P&I
US Bank National Association	5/1/2016	14,809	5.84%		5.84%	P&I
Wells Fargo Bank, National Association	3/20/2023	14,743	3.23%		3.23%	I/O
BOKF, NA dba Bank of Texas	12/31/2018	14,150	1mo. Libor + 1.80%		3.57%	I/O
Wells Fargo Bank, National Association	3/1/2016	13,500	5.17%	(3)	5.17%	I/O
BOKF, NA dba Bank of Texas	12/31/2020	13,420	1mo. Libor + 1.85%		4.25%	I/O
US Bank National Association	7/1/2016	12,937	6.05%	(3)	6.05%	P&I
BOKF, NA dba Bank of Texas	7/13/2017	12,725	1mo. Libor + 2.25%		3.43%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	9/6/2017	12,270	3.70%	(3)	3.70%	I/O
Customers Bank	12/1/2016	11,850	3.75%		3.75%	I/O
JPMorgan Chase Bank, N.A.	7/1/2020	11,375	5.50%		5.50%	I/O through 08/01/2015, then P&I
US Bank National Association	2/11/2017	10,332	5.68%		5.68%	I/O
US Bank National Association	11/11/2016	10,137	5.50%		5.50%	I/O
40/86 Mortgage Capital, Inc.	1/1/2019	10,050	5.00%		5.00%	I/O
Monumental Life Insurance Company	4/1/2023	9,792	3.95%		3.95%	I/O through 05/01/2014, then P&I
Wachovia Bank, National Association	6/11/2016	8,625	6.56%		6.56%	I/O
Amegy Bank, National Association	8/31/2016	$8,107	1mo. Libor + 2.95%		3.13%	I/O

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 24

Q2 2015 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (cont.) (unaudited, dollars in thousands)

Lender	Maturity	Outstanding Balance as of June 30, 2015	Coupon Rate		Effective Rate (1)	Payment Terms (2)
Transamerica Life Insurance Company	8/1/2030	7,586	5.57%		5.57%	P&I
Transamerica Life Insurance Company	8/1/2030	6,773	5.32%		5.32%	P&I
US Bank National Association	5/11/2017	6,262	5.45%		5.45%	I/O
Customers Bank	8/16/2017	5,500	3.63%		3.63%	I/O
BOKF, NA dba Bank of Texas	10/31/2016	5,060	1mo. Libor + 2.25%		3.70%	I/O
Wells Fargo Bank, National Association	3/1/2017	4,800	1mo. Libor + 2.50%	(3)	3.76%	I/O
Capital Lease Funding, LLC	7/15/2018	1,812	7.20%	(3)	7.20%	P&I
US Bank National Association	4/15/2019	1,778	5.40%		5.40%	I/O
Bear Stearns Commercial Mortgage, Inc.	9/1/2017	1,678	5.88%		5.88%	I/O
BOKF, NA dba Bank of Texas	4/12/2018	1,562	1mo. Libor + 2.45%		3.39%	I/O
US Bank National Association	12/11/2016	1,383	6.18%		6.18%	I/O
BOKF, NA dba Bank of Texas	4/12/2018	562	1mo. Libor + 2.45%	(3)	3.39%	I/O
Transamerica Life Insurance Company	8/1/2030	384	5.93%		5.93%	P&I
US Bank National Association	12/11/2015	341	5.83%	(3)	5.83%	I/O
		$3,514,540			4.95%
_______________________________________________
(1) Represents interest rate in effect at June 30, 2015. For loans subject to interest rate swaps, this represents the all-in fixed interest rate.
(2) I/O means interest only is due monthly with the principal due at maturity. P&I means both principal and interest are due monthly.
(3) Variable-rate loan fixed by way of interest rate swap agreement.
(4) On March 6, 2015, the Company received a notice of default from the lender due to the Company's failure to pay a reserve payment required per the loan agreement. Due to the default, the Company is currently accruing interest at the default rate of interest of 10.68% per annum. The Company is actively negotiating a restructuring of the loan with the lender.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 25

Q2 2015 SUPPLEMENTAL INFORMATION

Credit Facility and Corporate Bond Covenants (unaudited)

The following is a summary of key financial covenants for the Company's unsecured credit facility and corporate bonds, as defined and calculated per the terms of the facility's credit agreement and the bonds' governing documents, respectively. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that the Company is in compliance with the covenants and are not measures of our liquidity or performance. As of June 30, 2015, the Company believes it is in compliance with these covenants based on the covenant limits and calculations in place at that time.

Unsecured Credit Facility Key Covenants	Required	June 30, 2015
Maximum leverage ratio	≤ 60%	45.5%
Minimum fixed charge coverage ratio	≥ 1.5x	2.65x
Secured leverage ratio	≤ 45%	17.2%
Total unencumbered asset value ratio	≤ 60%	49.0%
Minimum tangible net worth covenant	≥ $5.5 B	$8.7 B
Minimum unencumbered interest coverage ratio	≥ 1.75x	4.72x
Minimum unencumbered asset value(1)	≥ 10.5 B	$11.9 B

Corporate Bond Key Covenants	Required	June 30, 2015
Limitation on incurrence of total debt	≤ 65%	50.6%
Limitation on incurrence of secured debt	≤ 40%	19.0%
Debt service coverage ratio	≥ 1.5x	2.67x
Maintenance of total unencumbered assets	≥ 150%	206.7%
_______________________________________________
(1) Subsequent to June 30, 2015, the Company amended the credit facility and this covenant was reduced from $10.5 billion to $8.0 billion.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 26

Q2 2015 SUPPLEMENTAL INFORMATION

Acquisitions and Development Projects (unaudited, square feet and dollars in thousands)

Acquisitions
The following table summarizes the Company's property acquisition activity during the three months ended June 30, 2015. The Company also purchased three land parcels for an aggregate purchase price of $503,000, which is included in the Family Dollar Portfolio investment to date balance in the Development Projects table below.

Property	Location	Square Feet	Purchase Price	Cash Cap Rate	Remaining Lease Term (Years)(1)
Family Dollar	Wilmington, DE	8	$2,078	6.7%	14.1
_______________________________________________

(1)	Remaining lease term from June 30, 2015.

Development Projects
The following table provides a summary of our development projects at June 30, 2015. During the three months ended June 30, 2015, the Company capitalized $14.7 million of additional development costs and placed $7.5 million of assets into service.

Description	Number of Properties	Estimated Completion Date	Investment to Date	Remaining Estimated Investment	Cash Cap Rate
Build-to-suits
IFM Efector	1	7/31/2015	$10,699	$3,829	7.2%
Family Dollar Portfolio	18	Various	13,708	12,910	7.2%
Redevelopment(1)
FedEx Expansions	3	Various	3,351	6,770	8.7%
Invensys Systems	1	7/31/2015	39,993	1,407	7.5%
Mattress Firm	1	10/7/2015	160	1,279	10.2%
Total			$67,911	$26,195
_______________________________________________
(1) Excludes tenant improvement costs incurred in accordance with existing leases. As of June 30, 2015, $10.7 million of tenant improvement costs were included in land and construction in progress in the consolidated financial statements.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 27

Q2 2015 SUPPLEMENTAL INFORMATION

Dispositions (unaudited, square feet and dollars in thousands)

Dispositions

The following table shows the four properties and one land parcel that were disposed of during the three months ended June 30, 2015:

Property	Location	Square Feet	Remaining Lease Term (Years)(1)	Cash Cap Rate	Sale Price	Real Estate Gain (Loss)(2)	Goodwill Allocation(3)	GAAP Gain (Loss)(4)
The Commons at Aliso Viejo(5)	Aliso Viejo, CA	177	8.2	6.3%	$59,500	$3,028	$(4,318)	$(1,290)
Lowe's(6)	Denver, CO	122	14.8	6.8%	13,000	(356)	(1,031)	(1,387)
Shaw's Supermarket	Plymouth, MA	60	5.7	7.8%	6,300	1,416	(563)	853
Famous Dave's	Eden Prairie, MN	3	11.5	5.1%	1,649	211	(104)	107
Land parcel	Iowa City, IA	NA	NA	NA	50	43	—	43
Total(7)		362	9.2	6.5%	$80,499	$4,342	$(6,016)	$(1,674)	(8)
_______________________________________________
(1) Represents the remaining lease term from the date of sale. For the Commons at Aliso Viejo, the remaining lease term is weighted based on the annualized rental income derived from each respective lease.
(2) Equals sale price less GAAP net book value and selling costs.
(3) In accordance with GAAP, the Company allocated a portion of the Real Estate Investment segment goodwill to the respective sold property to calculate the GAAP gain (loss). See Note 4 – Goodwill and Other Intangibles of our Quarterly Report on Form 10-Q for the three and six months ended June 30, 2015 for a further description of our goodwill allocation methodology.
(4) Equals sale price less GAAP net book value, goodwill allocation and selling costs.
(5) This property was owned by a consolidated joint ventures, in which the Company had a 90% interest. Data presented represents the property, not the Company's pro rata share.
(6) This property was leased but unoccupied as of the date of disposition.
(7) Excludes two properties classified as held for sale in accordance with GAAP as of June 30, 2015. The two properties increase GAAP losses by $23.2 million, including a goodwill allocation of $17.8 million.
(8) Loss on dispositions of real estate, net in the consolidated financial statements includes a reduction of $137,000 of a gain on condemnation of real estate assets and $65,000 of real estate disposition credits that are either credits not related to a single property or are adjustments related to prior period dispositions.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 28

Q2 2015 SUPPLEMENTAL INFORMATION

Lease Summary (unaudited)

Type of Lease Clause
(square feet and dollars in thousands)

	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Fixed dollar or percent	2,284	65,624	64.4%	$944,811	70.5%
CPI	305	8,636	8.5%	133,696	10.0%
Flat	1,102	25,565	25.1%	262,144	19.5%
Other(1)	98	397	0.4%	58	—%
Vacant	—	1,614	1.6%	$—	—%
Total	3,789	101,836	100.0%	$1,340,709	100%
_______________________________________________
(1) Represents leases that provide for only percentage and other contingent rent, as well as short-term leases with terms of less than 12 months.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 29

Q2 2015 SUPPLEMENTAL INFORMATION

Lease Summary (cont.) (unaudited)

Tenant Expense Obligation
(square feet and dollars in thousands)

	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
NNN	2,766	59,474	58.3%	$855,216	63.7%
NN	951	38,954	38.3%	444,592	33.2%
Other (1)	72	1,794	1.8%	40,901	3.1%
Vacant	—	1,614	1.6%	$—	—%
Total	3,789	101,836	100%	$1,340,709	100%
_______________________________________________
(1) Includes gross, modified gross, billboard and month-to-month leases

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 30

Q2 2015 SUPPLEMENTAL INFORMATION

Lease Expirations (unaudited, square feet and dollars in thousands)

The following tables and graph show lease expirations from July 1, 2015 through December 31, 2024.

Year of Expiration	Number of Leases Expiring	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
Remaining 2015	55	1,005	0.9%	$10,932	0.8%
2016	131	3,415	3.4%	30,859	2.3%
2017	255	5,042	5.0%	58,637	4.4%
2018	245	3,096	3.1%	40,978	3.1%
2019	190	3,381	3.4%	57,678	4.3%
2020	229	4,132	4.1%	49,855	3.7%
2021	162	11,005	11.0%	84,232	6.3%
2022	257	9,381	9.4%	78,546	5.9%
2023	231	6,553	6.5%	87,370	6.5%
2024	176	9,933	9.9%	122,604	9.1%
Total	1,931	56,943	56.7%	$621,691	46.4%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 31

Q2 2015 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio

Remaining 2015
Single-tenant retail	—	—	—%	$—	—%
Multi-tenant retail	2	2	—%	71	—%
Restaurant	43	166	0.2%	3,125	0.2%
Industrial & distribution	1	400	0.4%	1,313	0.1%
Office	9	436	0.3%	6,423	0.5%
Other(1)	—	—	—%	—	—%
Total Remaining 2015	55	1,005	0.9%	$10,932	0.8%

2016
Single-tenant retail	12	96	0.1%	$1,119	0.1%
Multi-tenant retail	19	112	0.1%	1,556	0.1%
Restaurant	79	367	0.4%	8,642	0.6%
Industrial & distribution	7	2,244	2.2%	9,885	0.7%
Office	13	597	0.6%	9,638	0.8%
Other(1)	1	—	—%	19	—%
Total 2016	131	3,415	3.4%	$30,859	2.3%

2017
Single-tenant retail	100	591	0.6%	$13,748	1.0%
Multi-tenant retail	33	158	0.2%	2,609	0.2%
Restaurant	86	596	0.6%	10,952	0.8%
Industrial & distribution	10	2,488	2.4%	11,272	0.8%
Office	24	1,209	1.2%	19,974	1.5%
Other(1)	2	—	—%	82	0.1%
Total 2017	255	5,042	5.0%	$58,637	4.4%

2018
Single-tenant retail	74	965	0.9%	$13,877	1.0%
Multi-tenant retail	29	303	0.3%	4,192	0.3%
Restaurant	115	423	0.5%	10,150	0.8%
Industrial & distribution	13	1,063	1.1%	5,243	0.4%
Office	13	342	0.3%	7,504	0.6%
Other(1)	1	—	—%	12	—%
Total 2018	245	3,096	3.1%	$40,978	3.1%

_______________________________________________
(1) Includes billboards and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 32

Q2 2015 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio

2019
Single-tenant retail	55	1,311	1.3%	$15,295	1.1%
Multi-tenant retail	24	213	0.2%	3,362	0.3%
Restaurant	88	474	0.5%	10,527	0.8%
Industrial & distribution	4	180	0.2%	1,425	0.1%
Office	19	1,203	1.2%	27,069	2.0%
Total 2019	190	3,381	3.4%	$57,678	4.3%

2020
Single-tenant retail	83	1,088	1.1%	$13,760	1.0%
Multi-tenant retail	13	136	0.1%	1,595	0.1%
Restaurant	106	386	0.4%	8,129	0.6%
Industrial & distribution	7	1,191	1.2%	5,143	0.4%
Office	19	1,323	1.3%	21,227	1.6%
Other(1)	1	8	—%	1	—%
Total 2020	229	4,132	4.1%	$49,855	3.7%

2021
Single-tenant retail	64	1,276	1.3%	$19,877	1.5%
Multi-tenant retail	9	118	0.1%	1,874	0.1%
Restaurant	54	204	0.2%	5,941	0.4%
Industrial & distribution	16	7,636	7.6%	26,818	2.0%
Office	19	1,771	1.8%	29,722	2.3%
Total 2021	162	11,005	11.0%	$84,232	6.3%

2022
Single-tenant retail	157	2,131	2.1%	$28,422	2.1%
Multi-tenant retail	5	66	0.1%	1,333	0.1%
Restaurant	55	371	0.4%	8,146	0.6%
Industrial & distribution	30	5,742	5.7%	21,127	1.6%
Office	10	1,071	1.1%	19,518	1.5%
Total 2022	257	9,381	9.4%	$78,546	5.9%
_______________________________________________
(1) Includes billboards and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 33

Q2 2015 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

2023
Single-tenant retail	124	1,885	2.0%	$23,553	1.8%
Multi-tenant retail	8	132	0.1%	2,699	0.2%
Restaurant	57	325	0.3%	7,194	0.5%
Industrial & distribution	16	2,526	2.5%	17,542	1.3%
Office	26	1,685	1.6%	36,382	2.7%
Total 2023	231	6,553	6.5%	$87,370	6.5%

2024
Single-tenant retail	86	2,111	2.1%	$27,395	2.0%
Multi-tenant retail	3	14	—%	332	—%
Restaurant	47	192	0.2%	5,631	0.4%
Industrial & distribution	12	3,509	3.5%	15,481	1.2%
Office	28	4,107	4.1%	73,765	5.5%
Total 2024	176	9,933	9.9%	$122,604	9.1%

Total Remaining 2015 - 2024	1,931	56,943	56.7%	$621,691	46.4%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 34

Q2 2015 SUPPLEMENTAL INFORMATION

Top 10 Tenant Concentrations (unaudited, square feet and dollars in thousands)

Tenant Concentration	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	31	3,889	3.8%	$159,625	11.9%	B-
CVS	175	2,414	2.4%	52,096	3.9%	BBB+
Walgreens	123	1,786	1.8%	44,732	3.3%	BBB
Family Dollar	195	3,343	3.3%	36,377	2.7%	BBB-
Dollar General	405	3,748	3.7%	34,289	2.6%	BBB-
FedEx	55	3,360	3.3%	32,854	2.5%	BBB
Albertson's	33	1,923	1.9%	23,633	1.8%	B
General Service Administration	23	1,021	1.0%	23,616	1.8%	AA+
Citizens Bank	190	973	1.0%	22,865	1.7%	A-
AT&T	4	1,107	1.1%	20,092	1.5%	BBB+
Total	1,234	23,564	23.3%	$450,179	33.7%

Concentration percentages based on annualized rental income.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 35

Q2 2015 SUPPLEMENTAL INFORMATION

Top 10 Tenant Industry Concentrations (unaudited, square feet and dollars in thousands)

Tenant Industry Concentration	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Restaurants - Casual Dining	410	6,788	6.7%	$252,594	18.8%
Manufacturing	67	18,665	18.3%	122,607	9.1%
Restaurants - Quick Service	991	4,313	4.2%	119,111	8.9%
Retail - Pharmacy	338	4,906	4.8%	110,581	8.3%
Retail - Discount	628	10,423	10.2%	94,804	7.1%
Finance	310	3,108	3.1%	66,214	4.9%
Professional Services	71	4,239	4.2%	59,126	4.4%
Retail - Grocery & Supermarket	84	5,450	5.4%	57,086	4.3%
Retail - Home & Garden	100	7,479	7.3%	53,061	4.0%
Logistics	63	4,814	4.7%	41,733	3.1%
Total	3,062	70,185	68.9%	$976,917	72.9%

Concentration percentages based on annualized rental income.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 36

Q2 2015 SUPPLEMENTAL INFORMATION

Top 10 Geographic Concentrations (unaudited, square feet and dollars in thousands)

Geographic Concentration	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Texas	629	11,848	11.6%	$172,597	12.9%
Illinois	193	6,134	6.0%	81,975	6.1%
Florida	302	5,124	5.0%	80,181	6.0%
California	101	4,851	4.8%	71,242	5.3%
Georgia	226	4,891	4.8%	66,980	5.0%
Pennsylvania	175	5,803	5.7%	58,072	4.3%
Ohio	301	5,828	5.7%	56,489	4.2%
Indiana	147	5,972	5.9%	44,412	3.3%
North Carolina	187	3,966	3.9%	43,394	3.2%
Michigan	194	2,496	2.5%	39,114	2.9%
Total	2,455	56,913	55.9%	$714,456	53.2%

Concentration percentages based on annualized rental income.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 37

Q2 2015 SUPPLEMENTAL INFORMATION

Top 10 MSA Concentrations (unaudited, square feet and dollars in thousands)

Metropolitan Statistical Area (MSA) Concentration(1)	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Chicago, IL	170	5,730	5.6%	$72,143	5.4%
Dallas, TX	135	3,888	3.8%	59,396	4.4%
Atlanta, GA	102	3,559	3.5%	46,277	3.5%
Houston, TX	109	2,891	2.8%	32,453	2.4%
Philadelphia, PA	56	2,012	2.0%	27,989	2.1%
New York, NY	30	1,165	1.1%	27,100	2.0%
Phoenix, AZ	55	1,656	1.6%	26,859	2.0%
Boston, MA	31	1,831	1.8%	25,392	1.9%
Washington, DC	44	890	0.9%	20,829	1.6%
Indianapolis, IN	45	2,705	2.7%	20,804	1.6%
Total	777	26,327	25.8%	$359,242	26.9%
_________________________
(1) MSA locations represent the single nearest major metropolitan area.

Concentration percentages based on annualized rental income.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 38

Q2 2015 SUPPLEMENTAL INFORMATION

Tenants Comprising Over 1% of Annualized Rental Revenue (unaudited, square feet and dollars in thousands)

Tenant	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	31	3,889	3.8%	$159,625	11.9%	B-
CVS	175	2,414	2.4%	52,096	3.9%	BBB+
Walgreens	123	1,786	1.8%	44,732	3.3%	BBB
Family Dollar	195	3,343	3.3%	36,377	2.7%	BBB-
Dollar General	405	3,748	3.7%	34,289	2.6%	BBB-
FedEx	55	3,360	3.3%	32,854	2.5%	BBB
Albertson's	33	1,923	1.9%	23,633	1.8%	B
General Service Administration	23	1,021	1.0%	23,616	1.8%	AA+
Citizens Bank	190	973	1.0%	22,865	1.7%	A-
AT&T	4	1,107	1.1%	20,092	1.5%	BBB+
BJ's Wholesale Club	4	2,223	2.2%	19,254	1.4%	B-
AON	8	1,203	1.2%	18,154	1.4%	A-
Petsmart	12	858	0.8%	17,610	1.3%	B
Goodyear	10	4,728	4.6%	16,550	1.2%	BB
Tractor Supply	58	1,213	1.2%	15,709	1.2%	NR
Wal-Mart	9	1,944	1.9%	14,608	1.1%	AA
Home Depot	12	2,162	2.1%	14,252	1.1%	A
Amazon	3	3,048	3.0%	14,159	1.1%	AA-
Total	1,350	40,943	40.3%	$580,475	43.5%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 39

Q2 2015 SUPPLEMENTAL INFORMATION

Diversification: Tenant Industry (unaudited, square feet and dollars in thousands)

Industry (1)	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Administrative & Support Services	5	430	0.4%	$4,054	0.3%
Agricultural	2	138	0.1%	1,246	0.1%
Education	4	1,288	1.3%	5,813	0.4%
Entertainment & Recreation	21	848	0.8%	15,803	1.2%
Finance	310	3,108	3.1%	66,210	4.9%
Government & Public Services	31	1,280	1.3%	30,502	2.3%
Healthcare	81	1,661	1.6%	30,310	2.3%
Information & Communications	16	1,302	1.3%	24,509	1.8%
Insurance	19	2,170	2.1%	39,503	2.9%
Logistics	63	4,814	4.7%	41,735	3.1%
Manufacturing	67	18,665	18.3%	122,609	9.1%
Mining & Natural Resources	16	745	0.7%	14,763	1.1%
Other Services	31	5,217	5.1%	18,963	1.4%
Professional Services	71	4,239	4.2%	59,123	4.4%
Real Estate	4	59	0.1%	935	0.1%
Rental	9	713	0.7%	6,734	0.5%
Restaurant - Casual Dining	410	6,788	6.7%	252,588	18.8%
Restaurants - Quick Service	991	4,313	4.2%	119,118	8.9%
Retail - Apparel & Jewelry	15	1,403	1.4%	15,313	1.1%
Retail - Automotive	167	1,197	1.2%	21,993	1.6%
Retail - Department Stores	13	965	1.0%	8,015	0.6%
Retail - Discount	628	10,423	10.2%	95,159	7.1%
Retail - Electronics & Appliances	22	676	0.7%	9,222	0.7%
Retail - Gas & Convenience	127	527	0.5%	27,183	2.0%
Retail - Grocery & Supermarket	84	5,450	5.4%	57,086	4.3%
Retail - Hobby, Books & Music	9	340	0.3%	2,979	0.2%
Retail - Home & Garden	100	7,479	7.3%	53,061	4.0%
Retail - Home Furnishings	40	492	0.5%	7,686	0.6%
Retail - Internet	3	3,048	3.0%	14,159	1.1%
Retail - Office Supply	4	76	0.1%	1,155	0.1%
Retail - Pet Supply	15	903	0.9%	18,446	1.4%
Retail - Pharmacy	338	4,906	4.8%	110,580	8.2%
Retail - Specialty (Other)	23	561	0.6%	6,161	0.5%
Retail - Sporting Goods	21	1,229	1.2%	14,279	1.1%
Retail - Warehouse Clubs	8	2,631	2.6%	22,369	1.7%
Utilities	2	37	—%	813	0.1%
Other(2)	19	101	0.1%	532	—%
Vacant	—	1,614	1.6%	—	—%
Total	3,789	101,836	100%	$1,340,709	100%
_______________________________________________
(1) Industry classifications are based on the North American Industry Classification System.
(2) Includes billboard, construction in progress, license agreements and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 40

Q2 2015 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
United States
Alabama	158	1,772	1.7%	$32,773	2.4%
Alaska	3	25	—%	775	0.1%
Arizona	87	2,410	2.4%	38,153	2.8%
Arkansas	103	1,028	1.0%	13,071	1.0%
California	101	4,851	4.8%	71,242	5.3%
Colorado	58	1,813	1.8%	28,186	2.1%
Connecticut	20	100	0.1%	2,840	0.2%
Delaware	13	115	0.1%	2,709	0.2%
District of Columbia	1	3	—%	44	—%
Florida	302	5,124	5.0%	80,181	6.0%
Georgia	226	4,891	4.8%	66,980	5.0%
Idaho	20	148	0.1%	4,440	0.3%
Illinois	193	6,134	6.0%	81,975	6.1%
Indiana	147	5,972	5.9%	44,412	3.3%
Iowa	54	1,621	1.6%	14,094	1.1%
Kansas	52	2,324	2.3%	15,988	1.2%
Kentucky	95	2,247	2.2%	27,199	2.0%
Louisiana	103	1,686	1.7%	23,927	1.8%
Maine	25	648	0.6%	8,547	0.6%
Maryland	35	869	0.9%	17,446	1.3%
Massachusetts	40	2,591	2.5%	30,604	2.3%
Michigan	194	2,496	2.5%	39,114	2.9%
Minnesota	47	583	0.6%	9,188	0.7%
Mississippi	81	1,843	1.8%	16,482	1.2%
Missouri	173	1,955	1.9%	27,900	2.1%
Montana	10	115	0.1%	2,015	0.2%
Nebraska	23	779	0.8%	11,407	0.9%
Nevada	33	753	0.7%	9,708	0.7%
New Hampshire	20	254	0.3%	4,397	0.3%
New Jersey	39	1,693	1.7%	37,346	2.8%
New Mexico	60	959	0.9%	14,585	1.1%
New York	95	1,822	1.8%	34,379	2.6%
North Carolina	187	3,966	3.9%	43,394	3.2%
North Dakota	12	201	0.2%	4,252	0.3%
Ohio	301	5,828	5.7%	56,489	4.2%
Oklahoma	91	2,151	2.1%	27,560	2.1%
Oregon	17	320	0.3%	4,431	0.3%
Pennsylvania	175	5,803	5.7%	58,072	4.3%
Rhode Island	14	214	0.2%	3,649	0.3%
South Carolina	128	3,397	3.3%	30,893	2.3%
South Dakota	12	141	0.1%	1,610	0.1%
Tennessee	135	3,481	3.4%	34,398	2.6%
Texas	629	11,848	11.6%	172,597	12.9%
Utah	14	143	0.2%	3,179	0.2%
Vermont	8	37	—%	734	0.1%
Virginia	120	2,134	2.1%	$38,223	2.8%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 41

Q2 2015 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (cont.) (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Washington	27	492	0.5%	11,836	0.9%
West Virginia	44	272	0.3%	6,880	0.5%
Wisconsin	87	1,483	1.5%	18,498	1.4%
Wyoming	11	70	0.1%	1,702	0.1%
Territories
Puerto Rico	3	88	0.1%	2,430	0.2%
Canadian Providences
Alberta	4	32	—%	1,911	0.1%
Manitoba	2	16	—%	827	0.1%
Ontario	11	78	0.1%	4,209	0.3%
Saskatchewan	2	17	—%	828	0.1%
Total	4,645	101,836	100.0%	$1,340,709	100.0%

Number of Properties by Region

Canada: 19 Properties | 0.6%
PACIFIC NORTHWEST
88 Properties
1.9%
NORTHEAST
261 Properties
9.1%
MIDWEST
1,089 Properties
22.1%
MID-ATLANTIC
689 Properties
13.5%
PACIFIC SOUTHWEST
353 Properties
12.3%
SOUTHWEST
926 Properties
17.7%
SOUTHEAST
1,220 Properties
22.8%

Percentages based on annualized rental income.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 42

Q2 2015 SUPPLEMENTAL INFORMATION

Diversification: Property Building Type (unaudited, square feet and dollars in thousands)

Property Type	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Single-tenant retail	2,089	30,767	30.2%	$439,563	32.8%
Multi-tenant retail	20	1,726	1.7%	23,749	1.8%
Restaurant	2,170	11,057	10.9%	368,701	27.5%
Industrial and Distribution	174	41,016	40.3%	204,313	15.2%
Office	168	17,251	16.9%	304,271	22.7%
Other(1)	24	19	—%	112	—%
Total	4,645	101,836	100.0%	$1,340,709	100.0%
_______________________________________________
(1) Includes billboard, construction in progress, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 43

Q2 2015 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Single-Tenant Retail (unaudited, percentages based on Annualized Rental Income of the single-tenant retail properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet and dollars in thousands)

Number of single-tenant retail properties	2,089
Square footage	30,767
Weight-average remaining lease term (years)	11.9
Percent investment-grade	59.4%
Percent flat leases	32.8%
Percent NNN leases	72.1%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 44

Q2 2015 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Multi-Tenant Retail (unaudited, percentages based on Annualized Rental Income of the multi-tenant retail properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet and dollars in thousands)

Number of multi-tenant retail properties	20
Square footage	1,726
Weight-average remaining lease term (years)	6.0
Percent investment-grade	30.8%
Percent flat leases	50.1%
Percent NNN leases	6.5%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 45

Q2 2015 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Restaurants (unaudited, percentages based on Annualized Rental Income of the restaurant properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet and dollars in thousands)

Number of restaurant properties	2,170
Square footage	11,057
Weight-average remaining lease term (years)	16.1
Percent investment-grade	2.7%
Percent flat leases	7.9%
Percent NNN leases	99.6%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 46

Q2 2015 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Industrial and Distribution (unaudited, percentages based on Annualized Rental Income of the industrial and distribution properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet and dollars in thousands)

Number of industrial properties	174
Square footage	41,016
Weight-average remaining lease term (years)	9.2
Percent investment-grade	59.9%
Percent flat leases	27.3%
Percent NNN leases	49.4%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 47

Q2 2015 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Office (unaudited, percentages based on Annualized Rental Income of the office properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet and dollars in thousands)

Number of office properties	168
Square footage	17,251
Weight-average remaining lease term (years)	7.4
Percent investment-grade	72.9%
Percent flat leases	7.0%
Percent NNN leases	22.5%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 48

Q2 2015 SUPPLEMENTAL INFORMATION

Unconsolidated Joint Venture Investment Summary (unaudited, square feet and dollars in thousands)

The following table shows certain information regarding the Company's interests in unconsolidated joint ventures as of June 30, 2015:

Joint Venture	Partner	Ownership %	Pro rata Share of Purchase Price	Rentable Square Feet (1)	Annualized Rental Income (1)	Debt (1) (2)		Major Tenants
Cole/Mosaic JV South Elgin IL, LLC	Affiliate of Mosaic Properties and Development, LLC	50%	$17,000	232	$2,958	$20,400		Home Depot, Best Buy
SanTan Festival, LLC	Propstra Chandler Trust & RED Development, LLC	45%(3)	27,878	360	5,371	28,322		Nordstrom Rack, Buy Buy Baby, Ross, TJ Maxx
Chandler Village Center, LLC	Propstra Chandler Trust & RED Development, LLC	45%(3)	13,316	130	2,453	20,370	(4)	Sports Authority, Bed Bath & Beyond, DSW
Cole/LBA JV OF Pleasanton CA, LLC	Affiliate of LBA Realty	90%	86,850	343	6,518	57,000		Clorox Companies
Chandler Gateway Partners, LLC	Propstra Chandler Trust & RED Development, LLC	45%(3)	12,884	260	2,318	18,023		Hobby Lobby, Wal-Mart
Cole/Faison JV Bethlehem GA, LLC	Faison-Winder Investors, LLC	90%	33,429	280	3,193	26,000		Publix, Belk
Total			$191,357	1,605	$22,811	$170,115

Company's aggregate interest					$14,783	$114,922
_______________________________________________
(1) Rentable square feet, annualized rental income and debt represent information for the total unconsolidated joint venture.
(2) Debt represents secured fixed and variable rates ranging from 2.05% to 6.15% and maturities ranging from September 2015 to July 2021, with a weighted-average interest rate of 3.69% as of June 30, 2015 and a weighted-average years to maturity of 1.5 years as of June 30, 2015.
(3) Represents the Company's 90% interest in a consolidated joint venture, whose only assets are 50% interests in the respective unconsolidated joint ventures.
(4) $5.1 million is recourse to the Company.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 49

Cole Capital

COLE CAPITAL

7000
FedEx
FREEPORT-McMoRAN
BJ's
WHOLESALE CLUB
ENTRANCE
RedHead
Bass Pro Shops
Outpost
KOHL'S
Walgreens
PHARMACY

Owned By Cole Office & Industrial REIT (CCIT II), Inc.

Owned by Cole Credit Property Trust IV, Inc.

Owned by Cole Credit Property Trust IV, Inc.

Owned By Cole Office & Industrial REIT (CCIT II), Inc.

Owned by Cole Credit Property Trust V, Inc.

Owned by Cole Credit Property Trust V, Inc.

VEREIT

Quarterly Supplemental Information
Second Quarter 2015

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 50

Q2 2015 SUPPLEMENTAL INFORMATION

Statements of Operations - Cole Capital (unaudited, in thousands)

	Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Revenues:
Dealer manager and distribution fees, selling commissions and offering reimbursements	$5,516	$3,117	$13,152	$21,535	$9,969
Transaction service fees and reimbursements	7,036	10,260	20,550	24,423	15,116
Management fees and reimbursements	13,977	14,117	18,580	13,839	12,137
Total Cole Capital revenues	26,529	27,494	52,282	59,797	37,222
Operating Expenses:
Cole Capital reallowed fees and commissions	3,710	2,031	9,326	15,398	7,068
Acquisition related	—	459	3,362	—	—
Merger and other non-routine transaction related	—	—	23	19	1,423
General and administrative	17,131	17,736	31,036	17,265	22,035
Depreciation and amortization	8,391	8,353	7,050	25,077	24,774
Impairments	—	—	309,444	—	—
Total operating expenses	29,232	28,579	360,241	57,759	55,300
Operating (loss) income	(2,703)	(1,085)	(307,959)	2,038	(18,078)
Total other income, net	392	1,219	2,011	179	110
(Loss) income before income and franchise taxes	(2,311)	134	(305,948)	2,217	(17,968)
Benefit from (provision for) income and franchise taxes	1,869	(220)	27,979	(1,131)	7,494
Net (loss) income	$(442)	$(86)	$(277,969)	$1,086	$(10,474)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 51

Q2 2015 SUPPLEMENTAL INFORMATION

FFO and AFFO - Cole Capital (unaudited, in thousands, except share and per share data)

	Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Net (loss) income	$(442)	$(86)	$(277,969)	$1,086	$(10,474)
FFO	(442)	(86)	(277,969)	1,086	(10,474)

Acquisition related	—	459	3,362	—	—
Merger and other non-routine transactions	—	—	23	19	1,423
Impairment of intangible assets	—	—	309,444	—	—
Amortization of management contracts	7,510	7,510	6,233	24,288	24,024
Deferred tax benefit (1)	(3,874)	(3,972)	(33,324)	—	—
Equity-based compensation expense, net of forfeitures (2)	2,998	416	3,017	3,455	2,115
Other amortization and non-cash charges	776	735	739	710	658
AFFO	$6,968	$5,062	$11,525	$29,558	$17,746

Weighted-average shares outstanding - basic	903,339,143	902,996,270	902,528,136	902,096,102	815,406,408
Effect of dilutive securities (3)	26,348,273	26,157,663	29,629,740	44,970,255	52,613,117
Weighted-average shares outstanding - diluted (4)	929,687,416	929,153,933	932,157,876	947,066,357	868,019,525

FFO per diluted share	$—	$—	$(0.30)	$—	$(0.01)
AFFO per diluted share	$0.01	$0.01	$0.01	$0.03	$0.02
_________________________________
(1) This adjustment represents the non-current portion of the tax benefit recognized in net loss in order to show only the current portion of the benefit or provision as an impact to AFFO.
(2) During the three months ended December 31, 2014, the Company reversed certain equity-based compensation amounts previously recorded due to the resignation of certain executives.
(3) Dilutive securities include limited partnership interests in our operating partnership, unvested restricted shares, certain unvested restricted stock units and convertible preferred stock, as applicable.
(4) Weighted-average shares for all periods presented exclude the effect of the convertible debt as the strike price of each convertible debt instrument is greater than the price of the Company’s common stock as of the end of each reporting period presented. In addition, for the three months ended June 30, 2015, 1.4 million of shares underlying restricted stock units that are contingently issuable have been excluded based on the Company’s level of achievement of certain performance targets through June 30, 2015.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 52

Q2 2015 SUPPLEMENTAL INFORMATION

EBITDA and Normalized EBITDA - Cole Capital (unaudited, in thousands)

	Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Net loss	$(442)	$(86)	$(277,970)	$1,086	$(10,474)
Adjustments:
Depreciation and amortization	8,391	8,353	7,050	25,077	24,774
(Benefit from) provision for income and franchise taxes	(1,869)	220	(27,978)	1,131	(7,494)
EBITDA	$6,080	$8,487	$(298,898)	$27,294	$6,806
Management adjustments:
Impairments	—	—	309,444	—	—
Acquisition related	—	459	3,362	—	—
Merger and other non-routine transactions	—	—	23	19	1,423
Other amortization and non-cash charges	(105)	(108)	(78)	(79)	(92)
Normalized EBITDA	$5,975	$8,838	$13,853	$27,234	$8,137

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 53

Q2 2015 SUPPLEMENTAL INFORMATION

Net G&A (unaudited, in thousands, except share and per share data)

In its capacity as advisor to the Managed Programs, Cole Capital incurs certain costs on behalf of the Managed Programs, which are reimbursable. In accordance with GAAP, the Company records these costs as general and administrative expenses and the reimbursements as revenue in the same period. The following table presents the Cole Capital segment revenue and general and administrative expenses, each net of reimbursements from the Managed Programs:

	Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Cole Capital revenue, net of reallowed fees and commissions	$22,819	$25,463	$42,956	$44,399	$30,154
Less: Expense reimbursements from Managed Programs recorded as revenue	4,828	3,715	7,807	7,718	4,623
Net Cole Capital Revenue	17,991	21,748	35,149	36,681	25,531
Other income	392	1,219	2,011	179	110
Net Cole Capital Revenue and other income	$18,383	$22,967	$37,160	$36,860	$25,641

Total consolidated general and administrative expenses	$33,958	$33,106	$44,622	$30,213	$37,224
Less: REI segment general and administrative expenses	16,827	15,370	13,586	12,948	15,189
Cole Capital general and administrative expenses	17,131	17,736	31,036	17,265	22,035
Less:
Expenses reimbursed from Managed Programs	4,828	3,715	7,807	7,718	4,623
Net Cole Capital G&A expense	12,303	14,021	23,229	9,547	17,412
Increase (decrease) in program development costs	2,684	3,451	(5,158)	11,045	3,431
Normalized Net Cole Capital G&A expense	$14,987	$17,472	$18,071	$20,592	$20,843

EBITDA Margin	32.5%	38.5%	37.3%	73.9%	31.7%
Normalized Net Cole Capital G&A expense as percent of Net Cole Capital Revenue and other income	81.5%	76.1%	48.6%	55.9%	81.3%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 54

Q2 2015 SUPPLEMENTAL INFORMATION

Program Development Costs (unaudited, in thousands)

Cole Capital pays for organization, registration and offering expenses associated with the sale of common stock of the Managed Programs. The reimbursement of these expenses by the Managed Programs is limited to a certain percentage of the proceeds raised from their offerings, in accordance with their respective advisory agreements and charters. Such expenses paid by the Company on behalf of the Managed Programs in excess of these limits that are expected to be collected are recorded as program development costs on the balance sheet. The Company assesses the collectability of the program development costs, considering the offering period and historical and forecasted sales of shares under the Managed Programs' respective offerings and reserves for any balances considered not collectible.
The following table presents a rollforward of the program development costs balance:

	Program Development Costs(1) for the Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Beginning Balance	$16,322	$12,871	$18,029	$6,984	$3,553
Expenses incurred in excess of limits	6,033	6,732	10,173	15,191	5,218
Offering-related reimbursement revenue	(1,044)	(591)	(2,222)	(4,146)	(1,787)
Reserve for uncollectible amounts(2)	(2,305)	(2,690)	(13,109)	—	—
Ending Balance	$19,006	$16,322	$12,871	$18,029	$6,984
_______________________________________________
(1) Excludes INAV (as defined in the "Program Summary" of the Managed Programs section below), as expenses are recorded as incurred and revenue is recorded when reimbursement is received.
(2) Reserves for estimated uncollectible amounts are recorded as a general and administrative expense in the respective period.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 55

Q2 2015 SUPPLEMENTAL INFORMATION

Managed Programs (unaudited, dollars in thousands)

Program Summary
The following table shows the Managed Programs' cumulative activity summary information from each respective program's offering commencement date through or as of June 30, 2015:

Program	Capital Raised (1)	DRIP (2)	Number of Investments (3)	Gross Real Estate Investments	Total Debt Outstanding
Open Programs:
Cole Credit Property Trust V, Inc. ("CCPT V")	$190,810	$4,628	109	$455,455	$302,457	(4)
Cole Real Estate Income Strategy (Daily NAV), Inc. ("INAV")	148,020	4,476	72	217,499	109,254
Cole Office & Industrial REIT (CCIT II), Inc. ("CCIT II")	297,699	7,430	23	647,507	400,523	(5)
Total Open Programs	636,529	16,534	204	1,320,461	812,234

Closed Programs:
Cole Credit Property Trust IV, Inc. ("CCPT IV")	2,915,961	187,879	828	4,397,078	1,822,675
Other Programs(6)	372,617	—	58	568,863	290,987
Total Closed Programs(7)	3,288,578	187,879	886	4,965,941	2,113,662

Total	$3,925,107	$204,413	1,090	$6,286,402	$2,925,896
_______________________________________________
(1) Represents gross proceeds, excluding DRIP shares issued.
(2) DRIP represents the value of shares issued under each respective program's distribution reinvestment plan.
(3) Number of investments includes properties owned through consolidated and unconsolidated joint ventures, as well as CMBS and notes receivable.
(4) Includes $20.0 million outstanding to the Company on a revolving line of credit.
(5) Includes $30.0 million outstanding to the Company on a revolving line of credit.
(6) Other Programs include tenant-in-common programs ("TIC"), Delaware statutory trust programs ("DST") and Cole Growth Opportunity Fund I, L.P. ("GOP").
(7) Exclusive of Cole Corporate Income Trust, Inc. ("CCIT") which merged with Select Income REIT on January 29, 2015 . Prior to the sale, Cole Capital had raised gross proceeds of $2.0 billion including $82.0 million of DRIP, and managed $2.7 billion of assets on behalf of CCIT.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 56

Q2 2015 SUPPLEMENTAL INFORMATION

Managed Programs (cont.) (unaudited)

Offering Summary
The following table shows offering summary information for the Managed Programs as of June 30, 2015:

Program	Primary Investment Strategy	Offering Commencement Date	% of Outstanding Shares Owned by VEREIT	Offering Price/NAV	Annualized Distribution
CCPT V	Retail	3/17/2014	1.50%	$25.00	6.30%
INAV	Diversified	12/6/2011(1)	0.17%	(2) (3)	(3)
CCIT II	Office and industrial	9/17/2013	0.96%	$10.00	6.30%
Closed Programs(4)	Various	Prior to 2012	less than 0.01%	Various	Various
_______________________________________________
(1) On August 26, 2013, INAV designated the existing shares of INAV's common stock that were sold prior to such date to be Wrap Class shares (“W Shares”) of common stock and registered two new classes of INAV common stock, Advisor Class shares (“A Shares”) and Institutional Class shares (“I Shares”). As the existing class of common stock, W Shares were first issued on December 6, 2011, A Shares were first issued on October 10, 2013 and I Shares were first issued on November 19, 2013.
(2) The Net Asset Value for each share class ("NAV per share") is calculated daily as of the close of business using a process that reflects (i) estimated values of each of INAV's commercial real estate assets, related liabilities and notes receivable secured by real estate provided periodically by INAV's independent valuation expert in individual appraisal reports, (ii) daily updates in the price of liquid assets for which third party market quotes are available, (iii) accruals of INAV's daily distributions and (iv) estimates of daily accruals, on a net basis, of operating revenues, expenses, debt service costs and fees.
(3) Calculated using a daily distribution rate per share and NAV per share, for each share class, as of the close of business on June 30, 2015:

Share Class	Date of Offering		NAV Per Share	Daily Distribution Rate	Annualized Distribution
W Shares	12/6/2011	(3)	$18.18	$0.002677953	5.38%
A Shares	10/10/13	(3)	$18.16	$0.002674908	5.38%
I Shares	11/19/13	(3)	$18.25	$0.002687481	5.37%
(4) Includes CCPT IV, TIC programs, DST programs and GOP and excludes CCIT, as it merged with Select Income REIT on January 29, 2015.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 57

Q2 2015 SUPPLEMENTAL INFORMATION

Managed Programs (cont.) (unaudited)

Fee Summary
The following table shows fee summary information for Cole Capital for certain of the Managed Programs as of June 30, 2015:

	Offering Fees		Transaction Fees		Management Fees
Program	Selling Commissions (1)	Dealer Manager and Distribution Fees (2)	Acquisition Transactional Fees (3)	Disposition Fees	Asset Management / Advisory Fees		Performance Fees
Open Programs
CCPT V	7%	2%	2%	1%	0.65% - 0.75%	(5)	15%	(6)
INAV	(4)	(4)	—%	—%	0.90%		25%	(7)
CCIT II	7%	2%	2%	1%	0.65% - 0.75%	(5)	15%	(6)

Closed Programs
CCPT IV	7%	2%	2%	1%	0.65% - 0.75%	(5)	15%	(6)
Other Programs	N/A	N/A	Various	Various	Various		Various
_______________________________________________
(1) The Company reallows 100% of selling commissions earned to participating broker-dealers.
(2) The Company may reallow all or a portion of its dealer manager fee or applicable distribution fee to participating broker-dealers as a marketing and due diligence expense reimbursement.
(3) Percent taken on gross purchase price.
(4) In connection with the INAV offering, the Company will receive selling commissions, an asset-based dealer manager fee and/or an asset-based distribution fee, as summarized in the table below for each class of common stock:

Share Class	Selling Commission (1)	Dealer Manager Fee (2)	Distribution Fee (2)
W Shares	—	0.55%	—
A Shares	up to 3.75%	0.55%	0.50%
I Shares	—	0.25%	—
(5) Annualized fee based on the average monthly invested assets.
(6) Performance fee paid only under the following events: (i) if shares are listed on a national securities exchange; (ii) if the respective Managed Program is sold or the assets are liquidated; or (iii) upon termination of the advisory agreement. In connection with such events, the performance fee will only be earned upon the return to investors of their net capital invested and an 8% annual cumulative, non-compounded return (6% in the case of CCPT V).
(7) Performance fee paid for any year in which the total return on stockholders' capital exceeds 6% per annum on a calendar year basis.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 58

Q2 2015 SUPPLEMENTAL INFORMATION

Managed Programs (cont.) (unaudited, dollars in thousands)

Program Activity Summary
The following table shows the Managed Programs' activity summary information for the three months ended June 30, 2015:

Program	Capital Raised (1)	DRIP(2)	Number of Investments Acquired (3)	Purchase Price of Acquisitions (4)	Number of Investments Sold	Sales Price of Dispositions
Open Programs:
CCPT V	$10,270	$1,626	6	$22,642	—	$—
INAV	9,910	775	1	865	4	17,774
CCIT II	38,025	2,436	—	—	—	—
Total Open Programs	58,205	4,837	7	23,507	4	17,774

Closed Programs:
CCPT IV	—	28,303	14	191,187	—	—
Other Programs(5)	—	—	—	—	8	112,078
Total Closed Programs	—	28,303	14	191,187	8	112,078

Total	$58,205	$33,140	21	$214,694	12	$129,852
_______________________________________________
(1) Capital raised represents gross proceeds, excluding DRIP shares issued.
(2) DRIP represents the value of shares issued under each respective program's distribution reinvestment plan.
(3) Number of investments acquired includes properties owned through consolidated joint ventures.
(4) Purchase price of acquisitions includes pro rata share of the purchase price of any investments purchased by consolidated and unconsolidated joint ventures, as well as CMBS and notes receivable, including GAAP adjustments, such as earn-out provisions.
(5) Includes TIC and DST programs and GOP.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 59

Q2 2015 SUPPLEMENTAL INFORMATION

Managed Programs (cont.) (unaudited, dollars in thousands)

Revenue Summary
The following table shows revenue earned from the Managed Programs for the three months ended June 30, 2015 by activity type (dollars in thousands):

Program	Offering Related Revenue and Reimbursements	Transaction Service Revenue and Reimbursements	Management Service Revenue and Reimbursements	Total Managed Programs Revenue and Reimbursements
Open Programs:
CCPT V	$1,110	$536	$1,374	$3,020
INAV	312	78	709	1,099
CCIT II	4,094	109	1,815	6,018
Gross revenue - Open Programs	5,516	723	3,898	10,137
Less:
Reallowed revenues	3,710	—	—	3,710
Reimbursements	1,105	345	1,159	2,609
Net Cole Capital Revenue - Open Programs	701	378	2,739	3,818

Closed Programs:
CCPT IV	—	4,095	9,722	13,817
Other Programs(1)	—	2,224	371	2,595
Gross revenue - Closed Programs	—	6,319	10,093	16,412
Less:
Reimbursements(1)	—	281	1,958	2,239
Net Cole Capital Revenue - Closed Programs	—	6,038	8,135	14,173

Total Net Cole Capital Revenue	$701	$6,416	$10,874	$17,991
____________________________
(1) CCIT merged with Select Income REIT on January 29, 2015. These amounts exclude any CCIT post-close adjustments recorded during the three months ended June 30, 2015.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 60

Q2 2015 SUPPLEMENTAL INFORMATION

Managed Programs (cont.) (unaudited, dollars in thousands)

The following tables present the primary revenue drivers and Net Revenue earned by activity type for the Managed Programs and CCIT:
Offering-related revenue

	Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Capital raised (excluding DRIP)	$58,205	$29,770	$128,282	$218,270	$113,241

Securities commissions	3,243	1,775	8,030	13,369	6,108
Dealer manager fees	1,147	696	2,551	4,086	1,909
Distribution fees	21	20	18	13	3
Reimbursement revenue	1,105	626	2,553	4,067	1,949
Gross offering-related revenue	5,516	3,117	13,152	21,535	9,969
Less:
Reallowed securities commissions	3,243	1,775	8,030	13,369	6,108
Reallowed dealer manager and distribution fees	467	256	1,296	2,029	960
Reimbursement revenue	1,105	626	2,553	4,067	1,949
Net offering-related revenue	$701	$460	$1,273	$2,070	$952
Transaction service revenue

	Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Purchase price of acquisitions(1)	$214,694	$225,814	$942,818	$1,111,900	$754,612

Acquisition fees	4,192	4,488	18,558	22,897	14,412
Disposition fees	2,224	5,201	172	74	—
Reimbursement revenue	620	571	1,820	1,452	704
Gross transaction service revenue	7,036	10,260	20,550	24,423	15,116
Less: Reimbursement revenue	620	571	1,820	1,452	704
Net transaction service revenue	$6,416	$9,689	$18,730	$22,971	$14,412
Management service revenue

	Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Gross real estate investments	$6,286,402	$6,084,979	$8,563,540	$7,705,703	$6,565,984

Asset and property management and leasing fees	371	426	374	428	538
Advisory and performance fee revenue	10,503	11,173	14,772	11,212	9,628
Reimbursement revenue	3,103	2,518	3,434	2,199	1,971
Gross management service revenue	13,977	14,117	18,580	13,839	12,137
Less: Reimbursement revenue	3,103	2,518	3,434	2,199	1,971
Net management service revenue	$10,874	$11,599	$15,146	$11,640	$10,166
_______________________________________________
(1) Purchase price of acquisitions includes pro rata share of the purchase price of any investments purchased by consolidated and unconsolidated joint ventures, as well as CMBS and notes receivable, and excludes any GAAP adjustments, such as fair value adjustments of assumed notes payable and earn-out provisions.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 61

Q2 2015 SUPPLEMENTAL INFORMATION

Managed Programs (cont.) (unaudited, in thousands)

The following tables show the activity performed on behalf of the Managed Programs since 2009:
Source: Robert A. Stanger & Co., Inc.; Represents aggregate capital raised, excluding DRIP, on behalf of the Managed Programs.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 62

Q2 2015 SUPPLEMENTAL INFORMATION

Definitions

Annualized Rental Income is rental revenue under our leases reflecting straight-line rent adjustments associated with contractual rent increases in the leases as required by GAAP, which includes the effect of any tenant concessions, such as free rent, and excludes any contingent rent, such as percentage rent.

Cash Cap Rate equals the estimated future 12-month NOI, excluding any rent concessions or abatements, at acquisition or disposition divided by the purchase or sale price. For properties acquired or disposed of as a portfolio, the amount presented represents the portfolio cash cap rate. For development projects, Cash Cap Rate equals the estimated future 12-month NOI from the date rent commences divided by the total estimated investment. For certain properties, the Cash Cap Rate is equal to future 12-month Contract Rental Revenue, excluding any rent concessions or abatements, divided by the purchase price or sale price, as the majority of the Company's properties are subject to Triple Net Leases.

Contract Rental Revenue includes minimum rent, percentage rent and other contingent consideration, and rental revenue from parking and storage space and excludes GAAP adjustments, such as straight-line rent and amortization of above market lease assets and below market lease liabilities. Contract Rental Revenue includes such revenues from properties subject to a direct financing lease. The Company believes that Contract Rental Revenue is a useful supplemental measure to investors and analysts for assessing the performance of the Company's REI segment, although it does not represent revenue that is computed in accordance with GAAP. Therefore, Contract Rental Revenue should not be considered as an alternative to revenue, as computed in accordance with GAAP, or as an indicator of the Company's financial performance. Contract Rental Revenue may not be comparable to similarly titled measures of other companies.

The following table shows the calculation of Contract Rental Revenue for the three months ended June 30, 2015 and 2014 (dollar amounts in thousands):

	Three Months Ended June 30,
	June 30, 2015	June 30, 2014
Rental income - as reported	$341,183	$314,519
Direct financing lease income - as reported	697	1,181
Adjustments:
Straight line rent	(23,997)	(17,413)
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,064	2,103
Net direct financing lease adjustments	491	137
Other non-contract rental revenue	—	(488)
Contract Rental Revenue (1)	$319,438	$300,039

Direct Financing Lease is a lease that requires specific treatment due to the significance of the lease payments from the inception of the lease compared to the fair value of the property, term of the lease, a transfer of ownership, or a bargain purchase option. These leases are recorded on the balance sheet as both a long-term asset and a long-term liability. The amount booked is calculated as the fair value of the remaining lease payments on the leases and the estimated fair value of any expected residual property value at the end of the lease term.

Double Net Lease (NN) is a lease under which the tenant agrees to pay all operating expenses associated with the property (e.g., real estate taxes, insurance, maintenance), but excludes some, or all, major repairs (e.g. roof, structure, parking lot).

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 63

Q2 2015 SUPPLEMENTAL INFORMATION

Definitions (cont.)

EBITDA and Normalized EBITDA
Normalized EBITDA as disclosed represents EBITDA, or earnings before interest, taxes, depreciation and amortization, modified to exclude one-time items such as acquisition related costs, merger and other non-routine transactions costs, gains or losses on sale of investments, insurance and litigation settlements and extinguishment of debt cost. We also exclude certain non-cash items such as impairments of intangible, straight-line rental revenue, unrealized gains or losses on derivatives, amortization of intangibles, deferred financing costs, and above and below market lease amortization. Management believes that excluding these costs from EBITDA provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. The Company believes that Normalized EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of the Company's business segments, although it does not represent net income that is computed in accordance with GAAP. Therefore, Normalized EBITDA should not be considered as an alternative to net income or as an indicator of the Company's financial performance. The Company uses Normalized EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company's strategies. Normalized EBITDA may not be comparable to similarly titled measures of other companies.
EBITDA Margin is a measurement of a company's operating profitability. It is equal to earnings before interest, tax, depreciation and amortization (EBITDA) adjusted for non-recurring expenses or revenue (Normalized EBITDA), divided by Net Cole Capital Revenue and other income.
Enterprise Value equals the sum of the Implied Equity Market Capitalization, preferred stock and Net Debt.
Fixed Charge Coverage Ratio is the sum of (i)interest expense incurred on the outstanding principal balance of our debt, excluding certain GAAP adjustments reported as interest expense, such as amortization of deferred financing costs, premiums and discounts, (ii) secured debt principal amortization and (iii) dividends attributable to preferred shares divided by Normalized EBITDA.
Funds from Operations and Adjusted Funds from Operations
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"), an industry trade group, has promulgated a measure known as funds from operations ("FFO"), which we believe to be an appropriate supplemental measure to reflect the operating performance of a REIT. The use of FFO, a non-GAAP supplemental financial performance measure, is recommended by the REIT industry as a supplemental performance measure. FFO is not equivalent to our net income or loss as determined under U.S. GAAP.
NAREIT defines FFO as net income or loss computed in accordance with U.S. GAAP, excluding gains or losses from disposition of property, depreciation and amortization of real estate assets and impairment write-downs on real estate including the pro rata share of adjustments for unconsolidated partnerships and joint ventures. Our FFO calculation complies with NAREIT's policy described above.
In addition to FFO, we use Adjusted Funds From Operations ("AFFO") as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company. AFFO, as defined by the Company, excludes from FFO non-routine items such as acquisition related costs, merger and other non-routine transactions costs, gains or losses on sale of investments, insurance and litigation settlements and extinguishment of debt cost. We also exclude certain non-cash items such as impairments of intangible, straight-line rental revenue, unrealized gains or losses on derivatives, amortization of intangibles, deferred financing costs, above and below market lease amortization as well as equity-based compensation. Management believes that excluding these costs from FFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time, including after we cease to acquire properties on a frequent and regular basis. AFFO also allows for a comparison of the performance of our operations with other traded REITs that are not currently engaging in acquisitions and mergers, as well as a comparison of our performance with that of other traded REITs, as AFFO, or an equivalent measure, is routinely reported by traded REITs, and we believe often used by analysts and investors for comparison purposes.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 64

Q2 2015 SUPPLEMENTAL INFORMATION

Definitions (cont.)

For all of these reasons, we believe FFO and AFFO, in addition to net loss and cash flows from operating activities, as defined by GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of the Company over time. However, not all REITs calculate FFO and AFFO the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives to net loss or to cash flows from operating activities, and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs.
AFFO may provide investors with a view of our future performance and future dividend policy. However, because AFFO excludes items that are an important component in an analysis of the historical performance of a property, AFFO should not be construed as a historic performance measure. Neither the SEC, NAREIT, nor any other regulatory body has evaluated the acceptability of the exclusions contemplated to adjust FFO in order to calculate AFFO and its use as a non-GAAP financial performance measure.
Gross Real Estate Investments represent total gross real estate and related assets, including net investments in unconsolidated entities, investment in direct financing leases, investment securities backed by real estate, such as CMBS, and loans held for investment, net of gross intangible lease liabilities.
Implied Equity Market Capitalization equals shares of common stock outstanding, including restricted stock awards, multiplied by the closing sale price of the Company's stock as reported on the New York Stock Exchange (we traded on such exchange as of June 30, 2015).
Interest Coverage Ratio reflects interest expense incurred on the outstanding principal balance of our debt, excluding certain GAAP adjustments reported as interest expense, such as amortization of deferred financing costs, premiums and discounts divided by Normalized EBITDA.
Investment-Grade Tenants are tenants, which, for these purposes, include the parent company of the tenant or lease guarantor, with an investment-grade credit rating from one of the major rating agencies.
Net Cole Capital G&A Expense
Cole Capital incurs certain costs on behalf of the Managed Programs, which are reimbursable. In accordance with GAAP, the Company records these costs as general and administrative expenses and the subsequent reimbursements as revenue. We believe Net G&A Expense is a helpful supplemental measure in determining the effective cost to the Company, eliminating any gross up presentation required by GAAP.
Net Cole Capital Revenue
Cole Capital incurs certain costs on behalf of the Managed Programs, which are reimbursable. In accordance with GAAP, Cole Capital records the reimbursement of these costs as fee and commission revenue and as reimbursement revenue and records the expense in reallowed fees and commissions and general and administrative expenses. We believe Net Revenue is a helpful supplemental measure in determining the effective revenue earned by the Company, eliminating any gross up presentation required by GAAP.
Net Debt is a calculation to show the Company's outstanding principal balance, excluding certain GAAP adjustments, such as premiums and discounts, less all cash and cash equivalents. We believe that the presentation of net debt provides useful information to investors because our management reviews net debt as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.
Net Debt Leverage Ratio equals Net Debt divided by Gross Real Estate Investments.
Net Debt to Normalized EBITDA Annualized equals Net Debt divided by the current quarter Normalized EBITDA multiplied by four.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 65

Q2 2015 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP performance measure used to evaluate the operating performance of a real estate company. NOI represents rental and other property income and tenant reimbursement income less property operating expenses. NOI excludes income from discontinued operations, interest expense, depreciation and amortization, general and administrative expenses, merger related compensation and merger and acquisition related expenses. Cash NOI excludes the impact of certain GAAP adjustments to rental revenue, such as straight-line rent adjustments and amortization of above-market intangible lease assets and below-market lease intangible liabilities. It is management's view that NOI and Cash NOI provide investors relevant and useful information because it reflects only income and operating expense items that are incurred at the property level and presents them on an unleveraged basis. NOI and Cash NOI should not be considered as an alternative to net income. Further, NOI and Cash NOI may not be comparable to similarly titled measures of other companies.
Non-Cash Rent represents rent adjustments related to straight-line rent and above- and below- market lease amortization.
Normalized EBITDA includes full-year real estate activities adjusted for mid-period acquisitions and normalized full-year activity for Cole Capital, less cash, general and administrative expenses and property operating expenses
Operating Expense Ratio is calculated by dividing operating expense by gross operating income.
Property Operating Expense includes reimbursable and non-reimbursable costs to operate a property, including real estate taxes, utilities, insurance, repairs, maintenance, legal, property management fees, etc.
Total Debt is the Company's outstanding principal balance, excluding certain GAAP adjustments, such as premiums and discounts.
Triple Net Lease (NNN) is a lease under which the tenant agrees to pay all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 66